UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

SEER, INC.
(Name of Registrant as Specified In Its Charter)

BRADLEY L. RADOFF THE RADOFF FAMILY FOUNDATION JEC II ASSOCIATES, LLC THE MOS TRUST MOS PTC, LLC MICHAEL TOROK HOWARD H. BERMAN JOSHUA S. HOROWITZ LUIS E. RINALDINI
(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MAY 21, 2026

BRADLEY L. RADOFF AND MICHAEL TOROK

May [ ], 2026

Dear Fellow Seer Stockholders:

Bradley L. Radoff, Michael Torok and certain of their affiliates (collectively, the “Radoff-JEC Group” or “we”) are significant investors in Seer, Inc., a Delaware corporation (“Seer” or the “Company”), who together with the other participants in their solicitation are the beneficial owners of an aggregate of 4,277,528 shares of Class A Common Stock, par value $0.00001 per share (the “Common Stock”), of the Company, representing approximately 7.8% of the outstanding shares of Common Stock. We believe meaningful change to the composition of the Board of Directors of the Company (the “Board”) is necessary to ensure that the Company is being run in a manner consistent with your best interests. Accordingly, we are seeking your support for the election of our three (3) highly qualified nominees as directors at the 2026 Annual Meeting of Stockholders scheduled to be held on [●], 2026 at [●] Pacific Time at [●] (including any adjournments, postponements or continuations thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”).

The Board is currently composed of seven (7) directors, each of whom will be standing for election at the Annual Meeting. Through the accompanying Proxy Statement and enclosed WHITE universal proxy card, we are soliciting proxies to elect not only our three (3) nominees, Howard H. Berman, Ph.D., Joshua S. Horowitz and Luis E. Rinaldini, but also four (4) of the Company’s nominees whose election we do not oppose. The Radoff-JEC Group and the Company will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Stockholders will have the ability to vote for up to seven (7) nominees on the Radoff-JEC Group’s enclosed WHITE universal proxy card. Any stockholder who wishes to vote for any combination of the Company’s nominees and our nominees may do so on the Radoff-JEC Group’s enclosed WHITE universal proxy card. There is no need to use the Company’s blue proxy card or voting instruction form, regardless of how you wish to vote. In any case, we recommend that stockholders vote in favor of the Radoff-JEC Group’s nominees, who we believe are most qualified to serve as directors in order to achieve a Board composition that we believe is in the best interest of all stockholders.

We strongly believe that stockholders will benefit from a meaningfully reconstituted Board that includes the addition of independent directors with strong, relevant experience, critically needed skill sets, fresh perspectives and a shared willingness to consider all options to maximize value for Seer stockholders. The individuals that we have nominated are highly qualified, significantly experienced and ready to serve the best interests of all stockholders of Seer.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed WHITE universal proxy card today. The attached Proxy Statement and the enclosed WHITE universal proxy card are first being mailed to stockholders on or about [●], 2026.

If you have already voted for the incumbent management slate on the Company’s proxy card, you have every right to change your vote by signing, dating, marking your vote and returning a later dated WHITE universal proxy card or by voting in person at the Annual Meeting.

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If you have any questions or require any assistance with your vote, please contact Saratoga Proxy Consulting LLC, which is assisting us, at its address and toll-free number listed on the following page.

Thank you for your support,

/s/ Bradley L. Radoff and /s/ Michael Torok

Bradley L. Radoff and Michael Torok

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If you have any questions, require assistance in voting your WHITE universal proxy card,

or need additional copies of the Radoff-JEC Group’s proxy materials,

please contact Saratoga at the phone numbers listed below.

Stockholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

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PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MAY 21, 2026

2026 ANNUAL MEETING OF STOCKHOLDERS

OF

SEER, INC.

_________________________

PROXY STATEMENT
OF
BRADLEY L. RADOFF AND MICHAEL TOROK
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED WHITE UNIVERSAL PROXY CARD TODAY

Bradley L. Radoff, The Radoff Family Foundation (“Radoff Foundation” and together with Mr. Radoff, “Radoff”), JEC II Associates, LLC (“JEC II”), The MOS Trust (“MOS Trust”), MOS PTC, LLC (“MOS PTC”) and Michael Torok (together with JEC II, MOS Trust and MOS PTC, “JEC” and collectively with Radoff, the “Radoff-JEC Group” or “we”) are significant stockholders of Seer, Inc., a Delaware corporation (“Seer” or the “Company”), who, together with the other participants in this solicitation, beneficially own an aggregate of 4,277,528 shares of Class A Common Stock, par value $0.00001 per share (the “Common Stock”), of the Company, representing approximately 7.8% of the outstanding Common Stock. We strongly believe that the Board of Directors of the Company (the “Board”) must be meaningfully reconstituted with directors who have the perspectives, skills and expertise to help optimize the Company’s performance and who are committed to fully exploring all opportunities to increase stockholder value. To that end, we have nominated three (3) highly qualified director nominees, each of whom would bring substantial expertise and deep experience to the Board, and was selected specifically for his commitment to representing the best interests of stockholders. At the 2026 Annual Meeting of Stockholders scheduled to be held on [●], 2026 at [●] Pacific Time at [●] (including any adjournments, postponements or continuations thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), stockholders will have an opportunity:

1.	To elect the Radoff-JEC Group’s three (3) director nominees, Howard H. Berman, Ph.D., Joshua S. Horowitz and Luis E. Rinaldini (collectively, the “Radoff-JEC Nominees”), each to serve until the 2027 annual meeting of stockholders (the “2027 Annual Meeting”) and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal;
2.	To ratify the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026;
3.	To conduct a non-binding advisory vote to approve named executive officer compensation;
4.	To ratify the Tax Benefit Preservation Plan (the “NOL Pill”) so that it may remain in effect through February 25, 2029, unless earlier terminated by the Board; and
5.	To transact such other business as may properly come before the Annual Meeting.

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This Proxy Statement and the enclosed WHITE universal proxy card are first being mailed to stockholders on or about [●], 2026.

The Board is currently composed of seven (7) directors, each with terms expiring at the Annual Meeting. Through this Proxy Statement and enclosed WHITE universal proxy card, we are soliciting proxies to elect not only the three (3) Radoff-JEC Nominees, but also four (4) of the Company’s nominees whose election we do not oppose, [ ], [ ], [ ] and [ ] (the “Unopposed Company Nominees”). The Radoff-JEC Group and Seer will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Stockholders will have the ability to vote for up to seven (7) nominees on the Radoff-JEC Group’s enclosed WHITE universal proxy card. Any stockholder who wishes to vote for four (4) Company nominees in addition to the Radoff-JEC Nominees may do so on the Radoff-JEC Group’s WHITE universal proxy card. There is no need to use the Company’s blue universal proxy card or voting instruction form, regardless of how you wish to vote.

Your vote to elect the Radoff-JEC Nominees will have the legal effect of replacing three (3) incumbent directors. If elected, the Radoff-JEC Nominees, subject to their fiduciary duties as directors, will seek to work with the other members of the Board to evaluate all opportunities to enhance stockholder value. However, the Radoff-JEC Nominees will constitute a minority of the Board and there can be no guarantee that they will be able to implement the actions that they believe are necessary to unlock stockholder value. There is no assurance that any of the Company’s nominees will serve as directors if all or some of the Radoff-JEC Nominees are elected. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement.

Stockholders are permitted to vote for fewer than seven (7) nominees or for any combination (up to seven (7) total) of the Radoff-JEC Nominees and the Company’s nominees on the enclosed WHITE universal proxy card. However, if stockholders choose to vote for any of the Company’s nominees, we recommend that stockholders vote in favor of only the Company nominees who we believe are the most qualified to serve as directors – the Unopposed Company Nominees – to help achieve a Board composition that we believe is in the best interest of all stockholders. We recommend that stockholders do not vote for any of the Company’s nominees other than the Unopposed Company Nominees. Among other potential consequences, voting for Company nominees other than the Unopposed Company Nominees may result in the failure of one or all of the Radoff-JEC Nominees to be elected to the Board. The Radoff-JEC Group urges stockholders using our WHITE universal proxy card to vote “FOR” all of the Radoff-JEC Nominees and “FOR” the Unopposed Company Nominees.

IF YOU MARK FEWER THAN SEVEN (7) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, OUR WHITE UNIVERSAL PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO HOW YOU WISH TO VOTE YOUR SHARES, THE PROXIES NAMED THEREIN WILL VOTE SUCH SHARES “FOR” THE THREE (3) RADOFF-JEC NOMINEES AND THE FOUR (4) UNOPPOSED COMPANY NOMINEES.

IMPORTANTLY, IF YOU MARK MORE THAN SEVEN (7) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

The Company has set the close of business on [●], 2026 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). Only stockholders of record as of the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. The address of the principal executive offices of the Company is 3800 Bridge Parkway, Suite 102, Redwood City, California 94065. According to the Company’s proxy statement, as of the Record Date, there were [●] shares of Common Stock outstanding.

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As of the date hereof, the Radoff-JEC Group and the Radoff-JEC Nominees (each a “Participant” and, collectively, the “Participants”) collectively beneficially own 4,277,528 shares of Common Stock (the “Radoff-JEC Group Shares”). We intend to vote all of the Radoff-JEC Group Shares FOR the election of the Radoff-JEC Nominees and the Unopposed Company Nominees, FOR the ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026, AGAINST the non-binding advisory vote to approve named executive officer compensation and AGAINST the ratification of the NOL Pill.

While we currently intend to vote all of the Radoff-JEC Group Shares in favor of the election of each of the Radoff-JEC Nominees and the Unopposed Company Nominees, we reserve the right to vote some or all of the Radoff-JEC Group Shares as we see fit, in order to achieve a Board composition that we believe is in the best interest of all stockholders. We would only intend to vote some or all of the Radoff-JEC Group Shares in a different manner than what we are otherwise recommending in the event it were to become apparent to us, based on the projected voting results at such time, that less than all of the Radoff-JEC Nominees would be elected at the Annual Meeting and that by voting the Radoff-JEC Group Shares in a different manner we could help achieve a Board composition that we believe is in the best interest of all stockholders. Stockholders should understand that all shares of Common Stock represented by the enclosed WHITE universal proxy card will be voted at the Annual Meeting as marked.

We urge you to carefully consider the information contained in this Proxy Statement and then support our efforts by signing, dating and returning the enclosed WHITE universal proxy card today.

THIS SOLICITATION IS BEING MADE BY THE RADOFF-JEC GROUP AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH THE RADOFF-JEC GROUP IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED WHITE UNIVERSAL PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

THE RADOFF-JEC GROUP URGES YOU TO SIGN, DATE AND RETURN THE WHITE UNIVERSAL PROXY CARD VOTING “FOR” THE ELECTION OF THE RADOFF-JEC NOMINEES.

IF YOU HAVE ALREADY SENT A UNIVERSAL PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE UNIVERSAL PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our WHITE universal proxy card are available at:

[_______]

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IMPORTANT

Your vote is important, no matter how many shares of Common Stock you own. The Radoff-JEC Group urges you to sign, date, and return the enclosed WHITE universal proxy card today to vote FOR the election of the Radoff-JEC Nominees and in accordance with the Radoff-JEC Group’s recommendations on the other proposals on the agenda for the Annual Meeting.

•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed WHITE universal proxy card and return it to the Radoff-JEC Group, c/o Saratoga Proxy Consulting LLC (“Saratoga”), in the enclosed postage-paid envelope today.
•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a WHITE voting instruction form, are being forwarded to you by your broker or bank. As a beneficial owner, if you wish to vote, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.
•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed WHITE voting instruction form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed WHITE voting instruction form in the enclosed pre-paid return envelope.

As the Radoff-JEC Group is using a “universal” proxy card, which includes the Radoff-JEC Nominees as well as the Company’s nominees, there is no need to use any other proxy card regardless of how you intend to vote. However, the Radoff-JEC Group strongly urges you NOT to sign or return any blue proxy cards or voting instruction forms that you may receive from the Company. Even if you return the blue management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us.

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If you have any questions, require assistance in voting your WHITE universal proxy card,

or need additional copies of the Radoff-JEC Group’s proxy materials,

please contact Saratoga at the phone numbers listed below.

Stockholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

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BACKGROUND TO THE SOLICITATION

The following is a chronology of material events leading up to this proxy solicitation:

•	On October 10, 2025, the Company filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with a special meeting of stockholders pursuant to which the Board requested that stockholders approve an amendment to the Company's Amended and Restated Certificate of Incorporation (the “Charter”) that would extend the automatic conversion date of the Company’s Class B common stock, $0.00001 par value per share (the “Class B Common Stock”), from December 9, 2025 to December 9, 2030 (the “Sunset Extension Amendment”). Absent approval of the Sunset Extension Amendment, the Class B Common Stock, which was entitled to ten votes per share and provided Chairman and CEO Dr. Omid Farokhzad nearly 40% of the total voting power of the Company, would automatically be converted into the Common Stock (entitled to one vote per share) on a one-for-one basis and drastically reduce Dr. Farokhzad’s voting power.
•	On November 6, 2025, the Company disclosed that Nasdaq informed the Company that the Sunset Extension Amendment would violate Nasdaq’s listing standards and, accordingly, the Company would not pursue the Sunset Extension Amendment further and instead allow the Class B Common Stock to automatically convert into the Common Stock pursuant to the terms of the Charter.
•	On December 9, 2025, all of the outstanding shares of Class B Common Stock were automatically converted into the same number of shares of Common Stock pursuant to the terms of the Charter.
•	On February 20, 2026, the Radoff-JEC Group filed a Schedule 13D (the “Schedule 13D”) with the SEC disclosing aggregate beneficial ownership of approximately 6.5% of the Company’s outstanding shares of Common Stock. The Schedule 13D also disclosed that the Radoff-JEC Group intends to engage constructively with the Board and management team regarding opportunities to unlock value for all stockholders, including, among other matters, potential changes to the composition of the Board and commencing a strategic review process.
•	On February 23, 2026, the Radoff-JEC Group issued a press release and open letter to the Board (the “February 23 Letter”) in which it urged the Board to pursue significant governance and operational changes or commence a sale process to avoid further destruction of stockholder value. In the February 23 Letter, the Radoff-JEC Group also highlighted the Company’s abysmal operating results and severe undervaluation under the leadership of Dr. Farokhzad as well as the Board’s oversight of years of significant cash burn, minimal revenue growth, excessive executive compensation, and a persistent discount between the Company’s market capitalization and its net cash position, while also noting the disconnect between management’s public messaging and the Company’s long-term financial outlook.
•	On February 26, 2026, the Company issued a press release announcing its adoption of the NOL Pill which generally prohibits stockholders from acquiring 4.9% or more of the Company’s outstanding shares of Common Stock.
•	On March 2, 2026, the Radoff-JEC Group filed an amendment to the Schedule 13D disclosing aggregate beneficial ownership of approximately 7.6% of the Company’s outstanding shares of Common Stock and expressing its belief that the NOL Pill was designed to insulate the current Board, despite the Board's purported tax-related justifications. The Radoff-JEC Group also expressed its belief that the NOL Pill is simply a means to prevent stockholders from gaining too much voting power in the event of a potential proxy contest given that the Board adopted the NOL Pill only six days after the Radoff-JEC Group filed the initial Schedule 13D.
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•	On March 3, 2026, a stockholder of the Company filed an amended complaint in the Delaware Court of Chancery against the Company and the members of the Board in the action captioned Taylor v. Farokhzad, C.A. No. 2025-1232-PAF (such action, the “Delaware Action”). The amended complaint challenged certain aspects of the definition of “Beneficial Ownership” in the NOL Pill.
•	On March 9, 2026, the Radoff-JEC Group’s legal counsel submitted a request to the Company on behalf of the Radoff-JEC Group for the Company to provide an electronic copy of the Company’s form of questionnaire (the “Questionnaire”) in accordance with the Amended and Restated Bylaws of the Company (the “Bylaws”). The Questionnaire was requested to be provided by no later than the close of business on March 16, 2026.
•	On March 12, 2026, Messrs. Radoff and Torok had a call with Lead Independent Director Nicolas Roelofs, Ph.D. and director Isaac Ro, which was also attended by the Company’s investor relations representative Marissa Bych. During the call, Messrs. Radoff and Torok shared their views with respect to the Company and offered suggestions to improve the Company and drive value, including, among others, by separating the Chairman and CEO roles, commencing a $30 – $40 million Dutch tender offer, exploring significant cost reduction measures, and evaluating potential Board and management changes as well as a potential sale of the Company. Dr. Roelofs and Mr. Ro expressed their belief that the Company has real value and offered to set up a meeting with a representative of the Company who could make the case. Messrs. Radoff and Torok expressed their openness to such a meeting but never heard anything further about it.

•	On March 13, 2026, the Company entered into Amendment No. 1 to the NOL Pill, which amended the NOL Pill’s definition of “Beneficial Ownership” and rendered the Delaware Action moot. In our view, the amendment to the NOL Pill demonstrates that the NOL Pill, as initially adopted, was unlawful and hastily enacted as an entrenchment device.
•	On March 16, 2026, the Company publicly disclosed the amendment to the NOL Pill and that, in connection with the dismissal of the Delaware Action as moot, the Company agreed to pay plaintiff’s counsel a mootness fee of $250,000, which we believe was a completely avoidable waste of valuable Company resources had the Board not, in our view, hastily adopted an unlawful NOL Pill in the first place.
•	Also on March 16, 2026, following the Company’s disclosure of the amendment to the NOL Pill, Messrs. Radoff and Torok emailed Ms. Bych a message for distribution to Dr. Roelofs and Mr. Ro seeking confirmation that the revised NOL Pill allowed them to each increase their respective ownership to 4.9% of the outstanding Common Stock, and reiterating some of the discussion points from the call held on March 12th. Messrs. Radoff and Torok repeated their willingness to do an in person or video meeting as suggested by Dr. Roelofs and Mr. Ro on March 12th. To date, they still have not heard anything further about such a meeting.

•	On March 17, 2026, Messrs. Radoff and Torok emailed Ms. Bych seeking confirmation that she received their email.

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•	On March 18, 2026, Ms. Bych informed Messrs. Radoff and Torok that their message had been shared with the full Board.

•	On March 19, 2026, the Company’s legal counsel provided the Questionnaire to the Radoff-JEC Group’s legal counsel.
•	On March 20, 2026, the Company’s counsel, on behalf of the Company, informed Messrs. Radoff and Torok that the Company denied their request for an exemption under the NOL Pill to allow each of them to increase their respective ownership to 4.9% of the outstanding Common Stock on the purported basis that their request did not meet the requirements for an exemption request under the NOL Pill.

•	On April 13, 2026, Mr. Radoff delivered a notice of nomination to the Company, in accordance with the Bylaws, nominating the Radoff-JEC Nominees — Howard H. Berman, Ph.D., Joshua S. Horowitz and Luis E. Rinaldini — for election to the Board at the Annual Meeting (the “Nomination Notice”), and in satisfaction of the notice requirements under Rule 14a-19(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
•	Also on April 13, 2026, the Radoff-JEC Group issued a press release and open letter to the Board announcing its submission of a non-binding proposal to acquire 100% of the equity of the Company at a purchase price of $2.25 per share in cash, representing a 33% premium to the Company’s most recent closing price, plus a contingent value right (“CVR”) representing the right for stockholders to receive 80% of the net proceeds received from any license, sale or other disposition of the Company’s business and assets, including PrognomiQ (the “April 13th Proposal”). The April 13th Proposal was only subject to limited confirmatory due diligence and was based on the availability of at least $215 million of net cash and cash equivalents at closing and was not subject to any financing conditions. The Radoff-JEC Group requested a response regarding the Board’s willingness and availability to discuss the April 13th Proposal no later than 5:00 p.m. ET on April 22, 2026, at which point the April 13th Proposal was set to expire. The April 13th Proposal also disclosed the nomination of the Radoff-JEC Nominees and the Radoff-JEC Group’s belief that, in the absence of a sale of the Company, immediate Board and management change is necessary to stem the tide of losses and ensure that the Company is run with the best interests of stockholders in mind.
•	Also on April 13, 2026, the Radoff-JEC Group filed an amendment to the Schedule 13D disclosing the submission of the Nomination Notice and the submission of the April 13th Proposal.
•	Later on April 13, 2026, the Company issued a press release in which it acknowledged receipt of the April 13th Proposal and the Nomination Notice.
•	On April 14, 2026, Mr. Torok emailed Mr. Ro regarding the registration statement filed by competitor Alamar Biosciences, Inc. (“Alamar”) (NASDAQ:ALMR) the day before in connection with its initial public offering. Mr. Torok highlighted Alamar’s revenue growth of $25 million in 2024 to $75 million in 2025 and that the preliminary Q1 2026 revenue implied a 2026 run-rate that exceeds $100 million per year, and noted that Seer has barely grown while Alamar continues to grow strongly, thereby undercutting Dr. Farokhzad’s consistent claims that macroeconomic headwinds are to blame for Seer’s lack of revenue growth. Mr. Ro did not respond to the email.
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•	On April 22, 2026, the April 13th Proposal expired without being responded to by the Board.
•	On April 23, 2026, the Company’s legal counsel emailed the Radoff-JEC Group’s legal counsel expressing interest in setting up interviews between the Radoff-JEC Nominees and certain members of the Board. Due to the Board’s failure to respond to the April 13th Proposal and a general lack of constructive dialogue with the Company, the Radoff-JEC Group did not believe that the Company would conduct the interviews in good faith and therefore did not respond to the Company’s interview request.
•	On April 24, 2026, the Radoff-JEC Group issued a press release and open letter to the Board stating that the Board had made no contact regarding the April 13th Proposal, and announcing the submission of a second non-binding proposal to the Board to acquire 100% of the equity of the Company for $2.35 per share in cash, representing a 39% premium to the unaffected closing price on April 10, 2026, plus a CVR representing the right for stockholders to receive 80% of the net proceeds received from any license, sale, or other disposition of the Company’s business and assets, including PrognomiQ, subject to limited confirmatory due diligence and based on the availability of at least $215 million of net cash and cash equivalents at closing (the “April 24th Proposal”), and that the Radoff-JEC Group was also prepared to invest $10 million in the Company. Like the April 13th Proposal, the April 24th Proposal was not subject to any financing conditions. The Radoff-JEC Group requested a response regarding the Board’s willingness and availability to discuss the April 24th Proposal no later than 5:00 p.m. ET on May 2, 2026, at which point it would expire.
•	On April 27, 2026, the Company issued a press release announcing the Board’s unanimous decision to reject the April 24th Proposal on the purported basis that the April 24th Proposal significantly undervalued the Company.
•	On April 29, 2026, the Radoff-JEC Group issued a press release in response to the Board’s rejection of the April 24th Proposal, in which it stated its belief that the rejection of the April 24th Proposal is the latest evidence that the Board is not acting in the best interests of all stockholders and that the Board — through its financial advisor, Perella Weinberg Partners LP — declined to engage with the Radoff-JEC Group to learn about the April 24th Proposal or negotiate a transaction. The Radoff-JEC Group called on the independent directors and the Company’s financial advisor to reevaluate the April 24th Proposal in advance of its May 2nd expiration. The Radoff-JEC Group also reaffirmed its commitment to holding the Board accountable by allowing stockholders to elect independent directors who it believes are best suited to rebuilding value at the Company and overseeing a credible strategic review process for the benefit of all stockholders.
•	On May 14, 2026, the Radoff-JEC Group issued a press release and open letter to the Board announcing its submission of a third non-binding proposal to acquire 100% of the equity of the Company for $2.40 per share in cash, representing a 42% premium to the Company’s unaffected share price, plus a CVR representing the right for stockholders to receive 80% of the net proceeds received from any license, sale or other disposition of the Company’s business and assets, including PrognomiQ (the “May 14th Proposal”), which expires on May 29, 2026. Like the April 13th Proposal and the April 24th Proposal, the May 14th Proposal is not subject to any financing conditions. The Company has yet to respond to the May 14th Proposal.
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•	On May 18, 2026, the Company filed its preliminary proxy statement with the SEC. In its preliminary proxy statement, we believe the Company mischaracterized each of the Radoff-JEC Group’s three acquisition proposals by stating that each proposal was “not accompanied by any evidence that the Radoff-JEC Group had access to the funds necessary to consummate the proposed acquisition.” As set forth in the acquisition proposals and reiterated above, none of such proposals were or are subject to any financing conditions. To be clear, the acquisition proposals could be financed with the cash on the Company’s balance sheet.
•	On May 21, 2026, the Radoff-JEC Group filed this preliminary proxy statement with the SEC.

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REASONS FOR THE SOLICITATION

The members of the Radoff-JEC Group are significant stockholders of Seer, collectively owning approximately 7.8% of the Company’s outstanding Common Stock. Based on our extensive analysis of the Company’s performance, operating history, lack of revenue growth and poor corporate governance, we believe that Seer should not remain a publicly traded company, particularly under the leadership of the incumbent Board and management team. We believe that an immediate sale of the Company would be in the best interest of all stockholders and provide immediate value that is at risk of further destruction under the current leadership team.

To that end, on April 13, 2026, the Radoff-JEC Group submitted the April 13th Proposal to acquire 100% of the equity of the Company for $2.25 per share in cash, plus a CVR representing the right for stockholders to receive 80% of the net proceeds received from any license, sale or other disposition of Seer’s business and assets, including PrognomiQ. We have subsequently improved the terms of the proposal twice, pursuant to the April 24th Proposal and the May 14th Proposal. The May 14th Proposal includes an increase in the offer price to $2.40 per share in cash, plus the CVR, and represents a 42% premium to the Company’s unaffected share price.

However, since our delivery of the April 13th Proposal, neither the Board nor its advisors have engaged with us with respect to our proposals – including prior to its April 27th public rejection of the April 24th Proposal. In our view, instead of fulfilling its fiduciary obligations by meaningfully engaging with us concerning our proposals or providing stockholders with adequate transparency concerning its evaluation process, the Board appears to be more focused on entrenchment activity to protect the status quo under Chairman and CEO Dr. Omid Farokhzad’s leadership.

As of the filing of this proxy statement, the May 14th Proposal remains open and expires on May 29, 2026. We urge the independent members of the Board and its financial advisors to engage with us and negotiate a transaction that will benefit all stockholders. To be clear, our proposal is not subject to any financing contingency and we are ready to move expeditiously to close a transaction.

Whether the Board pursues a transaction or not, we do not believe that Seer stockholders can afford the Company’s continued value destruction and poor operating results, which have been overseen by Dr. Farokhzad. We believe that new and truly independent highly qualified directors must be elected to the Board to ensure that the interests of the Company’s true owners – its stockholders – are served. That is why we have nominated three independent director candidates who collectively possess the necessary biotechnology, capital allocation, M&A and public company governance experience that we believe is urgently needed in Seer’s boardroom. The Radoff-JEC Group believes that our nominees can help rebuild value at Seer and are qualified to oversee a robust and credible strategic process for the benefit of all stockholders.

The Case for Boardroom Change: Value Destruction, Massive Losses and No Credible Plan Under Chairman and CEO Dr. Farokhzad’s Leadership

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We strongly believe that the operational strategies implemented by Seer’s management and overseen by the Board have failed. Seer stockholders have witnessed a share price decline of approximately 97% since its IPO,1 cumulative reported losses exceeding $465 million2 and virtually no revenue growth and no credible assurance that the Company has a coherent and timely plan to right the ship.

Over nearly every relevant measurable time period since the Company’s IPO, Seer has drastically underperformed on both an absolute and relative basis.

Total Shareholder Returns
	1-Year	3-Year	5-Year	Since Seer IPO
Seer	-18.4%	-54.7%	-96.8%	-97.0%
S&P Biotechnology Select Industry Index	81.8%	73.6%	1.1%	-3.5%
Seer Underperformance vs. S&P Biotechnology Select Industry Index	-100.2%	-128.3%	-97.9%	-93.5%
Russell 2000 Index	45.5%	54.8%	25.5%	49.3%
Seer Underperformance vs. Russell 2000 Index	-63.9%	-109.5%	-122.3%	-146.3%

Source: FactSet. Calculated as of market close on April 10, 2026, the trading day immediately prior to the Radoff-JEC Group’s submission of its initial non-binding proposal to acquire the Company.

Under Dr. Farokhzad’s leadership from the 2022 to 2025 period, the Company’s revenue growth has been negligible despite over $160 million of cash (nearly $3.00 per share) having been invested in the business. On February 26, 2026, the Company issued guidance for 2026 and the midpoint of the revenue range implies only 3% growth or roughly $400,000 in incremental revenue compared to the previous year.3 The 2026 cash burn to achieve that incremental $400,000 in revenue is expected to exceed $40 million. On May 13, 2026, the Company issued its first quarter 2026 financial results, while the market was generally expecting yet another quarter of substantial operating losses, continued cash burn, negligible topline growth and zero evidence of a path to profitability, Dr. Farokhzad managed to deliver results that were below even those low expectations, as the Company burned $15.7 million in the quarter while achieving revenue of a meager $2.8 million, representing a 34% decrease from the corresponding prior year period.4

On Seer’s earnings calls and at investor conferences, Dr. Farokhzad invariably describes his growing confidence in Seer’s value proposition and the overwhelmingly positive feedback he allegedly receives from customers. However, according to Dr. Farokhzad’s own strategic plan disclosed in October 2025, he does not expect that Seer will achieve profitability until 2031.5 We also wish to remind stockholders, and the Board, of Dr. Farokhzad’s track record of having destroyed more than $1 billion in investor capital across Seer, BIND Therapeutics, Inc. (formerly NASDAQ:BIND), Selecta Biosciences, Inc. (formerly NASDAQ:SELB), Tarveda Therapeutics, Inc. and Senti Biosciences, Inc. (n/k/a Senti Biosciences Holdings, Inc.; NASDAQ:SNTI).6 In each of these cases, the company either went bankrupt or the share price declined more than 90% – or, in some cases, both.

1 Share price decline from December 4, 2020 through April 10, 2026, the trading day immediately prior to the Radoff-JEC Group’s submission of its initial non-binding proposal to acquire the Company.

2 The Company’s Form 10-K for the year ended December 31, 2025 filed on March 2, 2026.

3 The Company’s Q4 and full-year 2025 earnings release filed on February 26, 2026.

4 The Company’s Q1 2026 earnings release filed on May 13, 2026.

5 The Company’s PRE 14A filed on October 10, 2025.

6 Respective company filings and announcements.

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We do not believe that stockholders can afford the risk of letting Dr. Farokhzad’s lengthy and uncertain operating plan unfold. It is clear to us that his continued oversight is not in the best interest of stockholders. Between Seer’s consistent lack of revenue growth, astronomical operating losses, forward guidance for more of the same dismal results, and the increasing competitive and other pressures in its industry, we do not believe Seer will succeed as a public company under the stewardship of the current leadership team. We believe the time for material change in the boardroom, with independent directors who have the experience and skillsets to hold management accountable, is now!

The Case for Boardroom Change: Consistent Discount to Net Cash and Enriching Insiders at Stockholder Expense

The incumbent Board has allowed Seer’s shares to consistently trade at a massive discount to its net cash balance – $92.4 million market capitalization versus $219.5 million in cash and no debt.7 We believe this persistent discount reflects a deep mistrust of the Board and management and is the market’s direct indictment of Seer’s current leadership and business plan. The Board’s own behavior supports our view that Seer will not succeed absent new leadership – no Board member has purchased Seer shares despite the shares trading at a massive discount to the Company’s cash balance for over two years now.

Further, the Board has consistently diluted stockholders to Dr. Farokhzad’s and other insiders’ benefit – effectively undoing any economic benefits gained under the Company’s recently championed share repurchase program. Despite Seer’s share price consistently valuing the Company at a significant discount to its net cash, the Board has repeatedly issued large grants of restricted stock units (“RSUs”) and in-the-money options to Dr. Farokhzad and President and CFO David Horn. In October 2024, the Board repriced all outstanding employee stock options to $2.00 per share (at that time, net cash per share was $5.24).8 Further, while the Company recently touted that it had repurchased approximately 1.5 million shares of Common Stock during the first quarter of 2026, the Company also granted more than 1.6 million RSUs and nearly 1.2 million options during the same period,9 demonstrating the Board’s willingness to continuously dilute stockholders without regard for the Company’s valuation. These actions have almost entirely offset any potential benefits that stockholders could have received from the Company’s share repurchase program.

In addition, the Board’s primary job is to supervise and evaluate the CEO. At Seer, Dr. Farokhzad serves as both Chairman and CEO. Rather than hold Dr. Farokhzad accountable for the Company’s unacceptable operating results, the Board has repeatedly enriched Dr. Farokhzad at the apparent expense of Seer’s stockholders. From 2021 through 2024, Dr. Farokhzad’s total reported compensation was over $24.9 million.10 His average annual compensation during such period was over $6.2 million or nearly one-third of the revenue that the Company generates each year. It is also notable that his total annual compensation includes amounts the Company reimburses to Dr. Farokhzad for the cost of his commute from his home in Massachusetts to the Company’s headquarters in California. Finally, to add insult to injury, since the Company’s IPO, Dr. Farokhzad has sold over $103 million worth of Seer shares.11 In other words, Dr. Farokhzad has personally sold more stock than the Company’s current entire market capitalization.

7 Market capitalization per FactSet as of market close on May 20, 2026. Cash and cash equivalents, short-term investments and long-term investments as of March 31, 2026 from the Company’s Form 10-Q for the quarter ended March 31, 2026 filed on May 13, 2026.

8 The Company’s DEF 14A filed on May 28, 2025.

9 The Company’s Form 10-Q for the quarter ending March 31, 2026 filed on May 13, 2026.

10 The Company’s DEF 14A filings on April 28, 2022; April 28, 2023; April 26, 2024; and May 28, 2025.

11 Form 4 filings made by Dr. Farokhzad.

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The Case for Boardroom Change: Oversight of Poor Corporate Governance and Endorsement of Entrenchment Tactics

Under the leadership of Dr. Farokhzad, the Board has, in our view, retained anti-stockholder policies and embraced the use of alarming entrenchment tactics and manipulation of the Company’s corporate machinery. It has become clear to us that the current directors are more concerned about maintaining Dr. Farokhzad’s and their positions under the status quo than addressing the Company’s abysmal performance or providing value to stockholders.

Seer has adopted and maintained poor corporate governance policies that severely restrict stockholders’ ability to materially or efficiently influence the Board. For instance, under the Company’s governing documents, stockholders are prohibited from taking action by written consent, calling special meetings of stockholders or filling any vacancies that arise on the Board (even if stockholders were to successfully remove directors). These provisions effectively prohibit stockholders’ ability to influence the composition of the Board between annual meetings.

Further, when the Company first became aware of the Radoff-JEC Group, rather than engage constructively with us and address the concerns of some of its largest stockholders, the Board instead chose to focus its time and resources on adopting entrenchment tactics – resources we believe would have been better spent addressing the Company’s value destruction and initiating a comprehensive strategic review process. Specifically, less than a week after we filed our initial Schedule 13D on February 20, 2026, the Company promptly adopted the NOL Pill. We find the Company’s purported tax-related justifications for the NOL Pill’s adoption highly suspect given the timing and provisions of the NOL Pill as initially adopted. The Company’s adoption of the NOL Pill prompted an independent stockholder to initiate the Delaware Action, which led to the Company amending the NOL Pill on March 13, 2026 to render the Delaware Action moot and resulted in the Company paying a $250,000 mootness fee to the plaintiff. In our view, the amendment to the NOL Pill demonstrates that the NOL Pill, as initially adopted, was unlawful and hastily adopted as an entrenchment device to insulate the current directors in advance of a potential contested director election.

The Board also has an apparent history of seeking to manipulate the Company’s corporate machinery to Dr. Farokhzad’s benefit. On October 10, 2025, the Company filed a preliminary proxy statement with the SEC in connection with a proposed special meeting of stockholders, in which the Board requested that stockholders approve the Sunset Extension Amendment, which would have extended the automatic conversion date of the Class B Common Stock from December 9, 2025 to December 9, 2030.

Notably:

(1)	the Class B Common Stock was a “super-voting” class of stock, granting the holders unequal voting rights – the holders of the Class B Common Stock were granted ten (10) votes per share, as opposed to the one (1) vote per share granted to holders of the Common Stock; and
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(2)	Dr. Farokhzad held 88.3% of the then outstanding Class B Common Stock, which afforded him nearly 40% of the total voting power of the Company.[12]

It was only after being informed by Nasdaq that the Sunset Extension Amendment would violate Nasdaq’s listing standards that the Board abandoned the Sunset Extension Amendment, which would have extended Dr. Farokhzad’s unequal voting influence for another five years. We believe the initial pursuit of the Sunset Extension Amendment demonstrates that the Board is beholden to Dr. Farokhzad and willing to engage in entrenching actions to help insulate him from being held accountable by stockholders. Notably, Dr. Farokhzad currently appears to possess a little over 8% of the total voting power of the Company13 – a significantly lower amount than if the Sunset Extension Amendment had been implemented and Dr. Farokhzad had maintained his “super-voting” shares.

Finally, we believe that these poor corporate governance policies and blatant disregard for stockholders’ interests at large have been allowed to persist given the inherent conflict of interest of Dr. Farokhzad serving as both the Chairman and CEO. We strongly believe that separation of the Chairman and CEO roles is in accordance with best corporate governance practices. Indeed, the Board’s primary job is to supervise and evaluate the CEO – this role is inherently more difficult to faithfully and adequately fulfill when the CEO also leads the boardroom.

In our view, stockholder input on the composition of the Board is the foundation of proper corporate governance and we are extremely disappointed in Seer’s actions that appear to be aimed at limiting fundamental stockholder rights and insulating Dr. Farokhzad from stockholder accountability.

The Radoff-JEC Group’s Solution: Independent Highly Qualified Nominees Who Would Bring Additive Experience to Seer’s Boardroom

In light of the issues we have summarized and our unsuccessful attempts to engage constructively with the Board regarding our proposals and to enact what we view as much-needed change, we have nominated three independent, highly qualified director candidates to Seer’s Board.

The upcoming Annual Meeting will give stockholders the opportunity to hold the incumbent Board accountable for its years of value destruction and poor operating results. Stockholders will be able to elect three new, independent and qualified directors – Howard H. Berman, Joshua S. Horowitz and Luis E. Rinaldini – who bring the requisite public company governance, capital allocation and M&A expertise that we believe is required to rebuild value at Seer and oversee a robust and credible strategic review process for the benefit of all stockholders.

While we acknowledge that, as a minority of the Board if elected, there is no guarantee that the Radoff-JEC Nominees will be able to execute measures that they believe are necessary to maximize stockholder value, it is abundantly clear to us that stockholders cannot afford to allow the status quo to persist. With the election of the Radoff-JEC Nominees, stockholders can hold the incumbent directors accountable for years of value destruction and send a clear mandate for change.

12 The Company’s PRE 14A filed on October 10, 2025.

13 Based on the Company’s PREC 14A filed on May 18, 2026 and calculated by deducting the 2,413,207 shares of Common Stock subject to options exercisable within 60 days from Dr. Farokhzad’s reported beneficial ownership.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board is currently composed of seven (7) directors, each with a term expiring at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our three (3) Radoff-JEC Nominees, Howard H. Berman, Ph.D., Joshua S. Horowitz and Luis E. Rinaldini, for terms ending at the 2027 Annual Meeting. Your vote to elect the Radoff-JEC Nominees will have the legal effect of replacing three (3) incumbent directors of the Company with the Radoff-JEC Nominees. If elected, the Radoff-JEC Nominees will constitute a minority of the Board and there can be no guarantee that the Radoff-JEC Nominees will be able to implement the actions that they believe are necessary to unlock stockholder value. However, we believe the election of the Radoff-JEC Nominees is an important step in the right direction for enhancing value at the Company.

This Proxy Statement is soliciting proxies to elect not only our three (3) Radoff-JEC Nominees, but also the four (4) Unopposed Company Nominees. We have provided the required notice to the Company pursuant to Rule 14a-19(b) under the Exchange Act, and we intend to solicit the holders of Common Stock representing at least 67% of the voting power of Common Stock entitled to vote on the election of directors in support of director nominees other than the Company’s nominees. There is no assurance that any of the Company’s nominees will serve as a director if any of the Radoff-JEC Nominees are elected to the Board. You should refer to the Company’s proxy statement for the names, backgrounds, qualifications and other information concerning the Company’s nominees.

THE RADOFF-JEC NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices or employments for the past five (5) years of each of the Radoff-JEC Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that the Radoff-JEC Nominees should serve as directors of the Company are set forth above in the section entitled “REASONS FOR THE SOLICITATION” and below. This information has been furnished to us by the Radoff-JEC Nominees. Each of Dr. Berman and Mr. Horowitz is a citizen of the United States of America. Mr. Rinaldini is a citizen of the United Kingdom.

Howard H. Berman, Ph.D., age 52, currently serves as Chief Executive Officer and Chairman of the board of directors of ReAlta Life Sciences, Inc., a clinical-stage biopharmaceutical company focusing on treatments for inflammation-driven diseases, since March 2026, and where he has also served as Executive Chairman since November 2025. Dr. Berman has also served on the board of directors of Atea Pharmaceuticals, Inc. (NASDAQ: AVIR), a late-stage biopharmaceutical company focused on antiviral drug development, since June 2025. Previously, Dr. Berman served as Executive Chairman and Chairman of the board of directors of Coya Therapeutics, Inc. (NASDAQ: COYA) (“Coya”), a clinical-stage biotechnology company, from November 2024 to April 2026, and where he also served as Chief Executive Officer and Co-Founder of Coya from its founding in March 2020 to November 2024, during which time he led the company’s growth and its initial public offering on NASDAQ. Dr. Berman has over 20 years of entrepreneurial and industry experience at the intersection of science and business. He previously served as Founder and on the board of directors of Imaware Inc., a private company focused on at-home health testing and diagnostics, from 2018 to March 2024. Prior to that, he held roles of increasing responsibility in clinical development and medical affairs at AbbVie Inc., (NYSE: ABBV), a research-based biopharmaceutical company engaging in the research and development and sale of medicines, Eli Lilly and Company (NYSE: LLY), a global medicine company that discovers, develops, manufactures, and markets pharmaceutical products for humans and animals, and Novartis Pharmaceuticals Corporation, (NYSE: NVS), a multinational pharmaceutical corporation, where he contributed to the development and launch of multiple oncology and specialty therapeutics. Dr. Berman began his career at the University of Texas MD Anderson Cancer Center in the technology transfer division where he was responsible for assessing the market, patent, and scientific merits of numerous oncology-based technology platforms in order to ascertain their commercial viability. Dr. Berman received a Bachelors in Biology from the University of Michigan and a Masters and Ph.D. in Neuroscience and Pharmacology from Weill Cornell Medical School.

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We believe that Dr. Berman’s unique combination of business acumen and scientific credibility, coupled with his experience as a Co-Founder, CEO and Chairman of the board of directors of a public biotechnology company, will make him a valuable addition to the Board.

Joshua S. Horowitz, age 48, has served as Portfolio Manager and Managing Director at various Palm entities since 2012, including currently with Palm Management (US) LLC, a registered investment advisor, where he manages the Palm Global Small Cap Master Fund LP, a long/short value strategy investment partnership focused on small-cap issuers. Prior to that, Mr. Horowitz served as Director of Research at each of Inverlochy Capital, Inc., a value-focused asset management firm, from 2009 to 2011, and Berggruen Holdings LLC, a multi-billion-dollar family office, from 2004 to 2008. Previously, Mr. Horowitz served as Research Analyst at Crossway Partners LP, a value-oriented investment partnership, from 2002 to 2004. Mr. Horowitz has served on the boards of directors of several companies, including: Kingsway Financial Services Inc. (NYSE: KFS), a search fund which acquires and builds profitable, asset-light B2B and B2C service businesses, since March 2025; Barnwell Industries, Inc. (NYSE: BRN), a holding company with diverse investments in oil and gas assets, since February 2023; BK Technologies Corporation (NYSE: BKTI), a manufacturer of high specification communications equipment for use by public safety professionals and government agencies, where he has also served as Chairman, since December 2023, and after serving as an advisor to the board of directors, from November 2021 to December 2023; and Limbach Holdings, Inc. (NASDAQ: LMB), a building systems solution firm, since 2020, where he has also served as Chairman, since June 2024. Previously, Mr. Horowitz served on the board of directors of each of 1347 Property Insurance Holdings, Inc. (NASDAQ: PIH), a property and casualty insurance company, from 2015 to 2018, Minim, Inc. (NASDAQ: MINM) (f/k/a Zoom Telephonics, Inc.), a designer, producer, and marketer of telecom products, from 2020 to November 2022; NeuroMetrix, Inc. (formerly NASDAQ: NURO), a commercial stage healthcare company combining bioelectrical and digital medicine to address chronic health conditions, from April 2024 until its merger with electroCore, Inc. (NASDAQ: ECOR) in May 2025; and Insurance Income Strategies, Inc., an investor in index-based or parametric insurance linked securities, from 2017 to September 2021. Mr. Horowitz also served as a Board Observer at Biomerica, Inc. (NASDAQ: BMRA), a biomedical company that develops, patents, manufactures and markets advanced diagnostic and therapeutic products, in 2020. Mr. Horowitz earned a B.S. in Management, magna cum laude, from Binghamton University and studied at the Bath School of Management in the United Kingdom. He also earned a NACD CERT Certificate in Cyber-Risk Oversight, issued by Carnegie Mellon University.

We believe that Mr. Horowitz’s extensive private and public company board service experience across a wide range of industries, coupled with his financial, investment management, capital markets and corporate governance expertise, would make him a valuable addition to the Board.

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Luis E. Rinaldini, age 72, has served as Founder and Chief Executive Officer of Groton Partners LLC (“Groton Partners”), a merchant banking firm, since 2002. Prior to founding Groton Partners, Mr. Rinaldini served as Vice Chairman and Global Head of Telecom Mergers & Acquisitions at Credit Suisse First Boston from 2001 to 2002. Mr. Rinaldini also served in various positions of increasing seniority during his 21 years of service at Lazard Frères & Co. LLC (“Lazard”), an independent investment bank and subsidiary of Lazard, Inc. (NYSE: LAZ), including as a member of the Executive Committee and as Senior Managing Director responsible for the firm’s Telecom Group and Latin American practice. Mr. Rinaldini joined Lazard in 1980 and became a Managing Director in 1985. Mr. Rinaldini began his career as an architect working in the office of Philip Johnson, one of the most influential American architects of the 20th century, from 1974 to 1978. Mr. Rinaldini previously served on the board of directors of Acacia Research Corporation (NASDAQ: ACTG), an acquirer and operator of private and public businesses focused on the industrial, energy and technology sectors, from 2019 to 2020. Mr. Rinaldini earned a B.S.E in Civil Engineering from Princeton University and received an M.B.A. from Harvard Business School as a Baker Scholar.

We believe that Mr. Rinaldini’s extensive experience in finance and investment banking and significant track record in overseeing complex and high-value transactions, coupled with his significant leadership experience, would make him a valuable addition to the Board.

Dr. Berman’s principal business address is 12828 Willow Centre Drive, Suite D #319, Houston, Texas 77006. Mr. Horowitz’s principal business address is 93 Pantigo Road, East Hampton, New York 11937. Mr. Rinaldini’s principal business address is 638 Magnolia Street SE, Aiken, South Carolina 29801.

As of the date hereof, none of the Radoff-JEC Nominees beneficially own any securities of the Company nor have they entered into any transactions in the securities of the Company during the past two years.

Each Radoff-JEC Nominee may be deemed to be a member of a “group” with the other Participants for the purposes of Section 13(d)(3) of the Exchange Act, and such group may be deemed to beneficially own the 4,277,528 shares of Common Stock beneficially owned in the aggregate by all of the Participants. For information regarding transactions in securities of the Company during the past two years by the Participants, please see Schedule I. Each Participant disclaims beneficial ownership of the shares of Common Stock that he or it does not directly own.

On April 12, 2026, (a) Radoff, (b) JEC and (c) the Radoff-JEC Nominees entered into an amended and restated group agreement (the “Group Agreement”) in connection with the Annual Meeting pursuant to which, among other things, (i) that certain group agreement, dated February 20, 2026, between Radoff and JEC was superseded in its entirety, (ii) the parties agreed to the joint filing on behalf of each of them of statements on Schedule 13D with respect to the securities of the Company to the extent required by applicable law, (iii) the parties agreed to solicit proxies for the election of certain persons nominated for election to the Board at the Annual Meeting (including those nominated by or on behalf of Radoff or JEC), (iv) the parties agreed not to transact in securities of the Company without the prior written consent of Radoff and JEC for so long as the NOL Pill remains in effect; provided, that each Radoff-JEC Nominee further agreed not to enter into any transactions in the securities of the Company without the prior written consent of Radoff and JEC notwithstanding any potential termination of the NOL Pill and (v) Radoff and JEC agreed to jointly pay all expenses and costs (including all legal fees) incurred in connection with the group’s activities on a pro rata basis based on the number of shares of the Company beneficially owned in the aggregate by such party.

Each of the Radoff-JEC Nominees has granted Mr. Radoff a power of attorney to execute certain SEC filings and other documents in connection with the solicitation of proxies at the Annual Meeting.

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The Radoff-JEC Group believes that each Radoff-JEC Nominee presently is, and if elected as a director of the Company, each of the Radoff-JEC Nominees would qualify as, an “independent director” within the meaning of (i) applicable NASDAQ listing standards applicable to board composition, including NASDAQ Listing Rule 5605(a)(2), and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. Notwithstanding the foregoing, the Radoff-JEC Group acknowledges that no director of a NASDAQ listed company qualifies as “independent” under the NASDAQ listing standards unless the board of directors affirmatively determines that such director is independent under such standards. Accordingly, the Radoff-JEC Group acknowledges that if any Radoff-JEC Nominee is elected, the determination of such Radoff-JEC Nominee’s independence under the NASDAQ listing standards ultimately rests with the judgment and discretion of the Board. No Radoff-JEC Nominee is a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

Except as otherwise set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no Radoff-JEC Nominee has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Radoff-JEC Nominee directly or indirectly beneficially owns any securities of the Company; (iii) no Radoff-JEC Nominee owns any securities of the Company which are owned of record but not beneficially; (iv) no Radoff-JEC Nominee has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Radoff-JEC Nominee is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Radoff-JEC Nominee is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Radoff-JEC Nominee owns beneficially, directly or indirectly, any securities of the Company; (viii) no Radoff-JEC Nominee owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Radoff-JEC Nominee or any of his associates or immediate family members was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Radoff-JEC Nominee or any of his associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Radoff-JEC Nominee has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no Radoff-JEC Nominee holds any positions or offices with the Company; (xiii) no Radoff-JEC Nominee has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer; (xiv) no companies or organizations, with which any of the Radoff-JEC Nominees has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company and (xv) there are no material proceedings to which any Radoff-JEC Nominee or any of his associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. Except as disclosed herein, with respect to each of the Radoff-JEC Nominees, (a) none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act (“Regulation S-K”) occurred during the past 10 years, (b) there are no relationships involving any Radoff-JEC Nominee or any of such Radoff-JEC Nominee’s associates that would have required disclosure under Item 407(e)(4) of Regulation S-K had such Nominee been a director of the Company, and (c) none of the Radoff-JEC Nominees nor any of their associates has received any fees earned or paid in cash, stock awards, option awards, non-equity incentive plan compensation, changes in pension value or nonqualified deferred compensation earnings or any other compensation from the Company during the Company’s last completed fiscal year, or was subject to any other compensation arrangement described in Item 402 of Regulation S-K.

Other than as stated herein, there are no arrangements or understandings between or among the Radoff-JEC Group, the Radoff-JEC Nominees, or any other person or persons pursuant to which the nomination of the Radoff-JEC Nominees described herein is to be made, other than the consent by each of the Radoff-JEC Nominees to be named as a nominee of Mr. Radoff in any proxy statement and form of proxy relating to the Annual Meeting and serving as a director of the Company if elected. None of the Radoff-JEC Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceeding.

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We do not expect that any of the Radoff-JEC Nominees will be unable to stand for election, but, in the event any Radoff-JEC Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by the enclosed WHITE universal proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws or applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Radoff-JEC Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, we would identify and properly nominate such substitute nominee(s) in accordance with the Bylaws and the shares of Common Stock represented by the enclosed WHITE universal proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent that is not prohibited under Seer’s organizational documents and applicable law, if the Company increases the size of the Board above its existing size.

The Radoff-JEC Group and Seer will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Each of the Radoff-JEC Nominees has consented to being named as a nominee of Mr. Radoff in any proxy statement and form of proxy relating to the Annual Meeting and to serving as a director of the Company if elected. Stockholders will have the ability to vote for up to seven (7) nominees on the Radoff-JEC Group’s enclosed WHITE universal proxy card. Any stockholder who wishes to vote for any combination of the Company’s nominees and the Radoff-JEC Nominees may do so on the Radoff-JEC Group’s enclosed WHITE universal proxy card. There is no need to use the Company’s blue proxy card or voting instruction form, regardless of how you wish to vote. The Radoff-JEC Group urges stockholders to vote using our WHITE universal proxy card “FOR” all of the Radoff-JEC Nominees and “FOR” the Unopposed Company Nominees.

Stockholders are permitted to vote for fewer than seven (7) nominees or for any combination (up to seven (7) total) of the Radoff-JEC Nominees and the Company’s nominees on the WHITE universal proxy card. However, if stockholders choose to vote for any of the Company’s nominees, we recommend that stockholders vote in favor of the Unopposed Company Nominees, who we believe are sufficiently qualified to serve as directors, to help achieve a Board composition that we believe is in the best interest of all stockholders. Certain information about the Unopposed Company Nominees is set forth in the Company’s proxy statement. The Radoff-JEC Group is not responsible for the accuracy of any information provided by or relating to Seer or its nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Seer or any other statements that Seer or its representatives have made or may otherwise make.

IF YOU MARK FEWER THAN SEVEN (7) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, OUR WHITE UNIVERSAL PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO HOW YOU WISH TO VOTE YOUR SHARES, THE PROXIES NAMED THEREIN WILL VOTE SUCH SHARES “FOR” THE THREE (3) RADOFF-JEC NOMINEES AND THE FOUR (4) UNOPPOSED COMPANY NOMINEES.

IMPORTANTLY, IF YOU MARK MORE THAN SEVEN (7) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

WE STRONGLY URGE YOU TO VOTE “FOR” THE ELECTION OF THE RADOFF-JEC NOMINEES ON THE ENCLOSED WHITE UNIVERSAL PROXY CARD.

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PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Company’s audit committee has appointed Deloitte, an independent registered public accounting firm, to audit the Company’s financial statements for the Company’s fiscal year ending December 31, 2026. Deloitte has served as the Company’s independent registered public accounting firm since 2018.

As disclosed in the Company’s proxy statement, at the Annual Meeting, the Company’s stockholders are being asked to ratify the appointment of Deloitte as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026. Stockholder ratification of the appointment of Deloitte is not required by the Bylaws or other applicable legal requirements. However, the Board is submitting the appointment of Deloitte to the Company’s stockholders for ratification as a matter of good corporate governance. In the event that this appointment is not ratified by the stockholders, such appointment will be reconsidered by the Company’s audit committee. Even if the appointment is ratified, the Company’s audit committee, in its sole discretion, may appoint another independent registered public accounting firm at any time during the Company’s fiscal year ending December 31, 2026 if the Company’s audit committee believes that such a change would be in the best interests of the Company and its stockholders.

According to the Company’s proxy statement, approval of the ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026 requires the affirmative “For” vote of the majority of the voting power of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. You may vote “For,” “Against” or “Abstain” with respect to this proposal. Abstentions are considered shares present and entitled to vote on this proposal, and thus will have the same effect as a vote “Against” this proposal. Broker non-votes will have no effect on the outcome of this proposal.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THE RATIFICATION OF THE APPOINTMENT OF DELOITTE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

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PROPOSAL NO. 3

NON-BINDING ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

As discussed in further detail in the Company’s proxy statement, the Company is requesting that stockholders approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers disclosed in the Summary Compensation table and the related compensation tables, notes and narrative in the Company’s proxy statement.

The Company encourages stockholders to read the Summary Compensation table and the related compensation tables, notes and narrative in the Company’s proxy statement, which describes the details of the Company’s executive compensation program and the decisions made by the talent and compensation committee in 2025.

Stockholders are being asked to approve the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the named executive officers, as disclosed in this proxy statement pursuant to the SEC’s executive compensation disclosure rules, which disclosure includes the compensation tables and the narrative disclosures that accompany the compensation tables, is hereby approved.”

Due to the Company’s significant underperformance and the immense destruction of stockholder value overseen by the current leadership team, as more fully explained in the “Reasons for the Solicitation” section above, we do not believe that pay and performance are adequately aligned. Accordingly, we intend to vote AGAINST this proposal and recommend that our fellow stockholders do the same.

According to the Company’s proxy statement, the non-binding advisory approval of named executive officer compensation requires the affirmative “For” vote of the majority of the voting power of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. You may vote “For,” “Against” or “Abstain” with respect to this proposal. Abstentions are considered shares present and entitled to vote on this proposal, and thus will have the same effect as a vote “Against” this proposal. Broker non-votes will have no effect on the outcome of this proposal. Because this proposal is an advisory vote, the result will not be binding on the Board or the Company.

WE RECOMMEND THAT STOCKHOLDERS VOTE “AGAINST” THE NON-BINDING ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION, AND INTEND TO VOTE OUR SHARES “AGAINST” THIS PROPOSAL.

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PROPOSAL NO. 4

RATIFICATION OF TAX BENEFIT PRESERVATION PLAN

As discussed in further detail in the Company’s proxy statement, the Board adopted the NOL Pill on February 26, 2026. At the Annual Meeting, the Board is asking stockholders to ratify the NOL Pill so that it may remain in effect through February 25, 2029, unless earlier terminated by the Board. The full text of the NOL Pill is attached as Appendix A to the Company’s proxy statement.

As further discussed in the “Reasons for the Solicitation” section above, we believe that the Company’s adoption of the NOL Pill was designed to insulate the current Board and to deter or gain an unfair advantage in a proxy contest. We believe that the NOL Pill was implemented in order to thwart stockholders from acquiring 4.9% or more of the shares of Common Stock, despite the Board's purported tax-related justifications. Therefore, we are recommending that stockholders vote AGAINST the ratification of the NOL Pill.

According to the Company’s proxy statement, approval of the ratification of the NOL Pill requires the affirmative “For” vote of the majority of the voting power of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. You may vote “For,” “Against” or “Abstain” with respect to this proposal. Abstentions are considered shares present and entitled to vote on this proposal, and thus will have the same effect as a vote “Against” this proposal. Broker non-votes will have no effect on the outcome of this proposal. To the extent that there is an Acquiring Person (as defined in the NOL Pill) at the time of the vote on Proposal No. 4, any vote cast by an Acquiring Person or its affiliates or associates will be excluded from the tabulation.

WE RECOMMEND THAT STOCKHOLDERS VOTE “AGAINST” THE RATIFICATION OF THE NOL PILL AND INTEND TO VOTE OUR SHARES “AGAINST” THIS PROPOSAL.

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VOTING AND PROXY PROCEDURES

Only stockholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Stockholders who sell their shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Common Stock. Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares of Common Stock after the Record Date. Based on publicly available information, the Radoff-JEC Group believes that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the Common Stock.

Shares of Common Stock represented by properly executed WHITE universal proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Radoff-JEC Nominees and the Unopposed Company Nominees, FOR the ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026, AGAINST the non-binding advisory vote to approve named executive officer compensation, and AGAINST the ratification of the NOL Pill.

The Company has disclosed that seven (7) candidates will be elected to the Board at the Annual Meeting. We are soliciting proxies to elect not only the three (3) Radoff-JEC Nominees, but also the four (4) Unopposed Company Nominees. The Radoff-JEC Group and Seer will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Stockholders will have the ability to vote for up to seven (7) nominees on the Radoff-JEC Group’s enclosed WHITE universal proxy card. Any stockholder who wishes to vote for any combination of the Company’s nominees and the Radoff-JEC Nominees may do so on the Radoff-JEC Group’s WHITE universal proxy card. There is no need to use the Company’s blue proxy card or voting instruction form, regardless of how you wish to vote.

Stockholders are permitted to vote for fewer than seven (7) nominees or for any combination (up to seven (7) total) of the Radoff-JEC Nominees and the Company’s nominees on the WHITE universal proxy card. However, if stockholders choose to vote for any of the Company’s nominees, we recommend that stockholders vote in favor of only the Unopposed Company Nominees – who we believe are sufficiently qualified to serve as directors – to help achieve a Board composition that we believe is in the best interest of all stockholders. We recommend that stockholders do not vote for any of the Company’s nominees other than the Unopposed Company Nominees. Among other potential consequences, voting for Company nominees other than the Unopposed Company Nominees may result in the failure of one or more of the Radoff-JEC Nominees to be elected to the Board.

We believe that voting on the WHITE universal proxy card provides the best opportunity for stockholders to elect all of the Radoff-JEC Nominees and achieve the best Board composition overall. The Radoff-JEC Group therefore urges stockholders to use our WHITE universal proxy card to vote “FOR” the three (3) Radoff-JEC Nominees and “FOR” the four (4) Unopposed Company Nominees.

While we currently intend to vote all of the Radoff-JEC Group Shares in favor of the election of each of the Radoff-JEC Nominees and the Unopposed Company Nominees, we reserve the right to vote some or all of the Radoff-JEC Group Shares as we see fit, in order to achieve a Board composition that we believe is in the best interest of all stockholders. We would only intend to vote some or all of the Radoff-JEC Group Shares in a different manner than what we are otherwise recommending in the event it were to become apparent to us, based on the projected voting results at such time, that less than all of the Radoff-JEC Nominees would be elected at the Annual Meeting and that by voting the Radoff-JEC Group Shares in a different manner we could help achieve a Board composition that we believe is in the best interest of all stockholders. Stockholders should understand that all shares of Common Stock represented by the enclosed WHITE universal proxy card will be voted at the Annual Meeting as marked.

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IF YOU MARK FEWER THAN SEVEN (7) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, OUR WHITE UNIVERSAL PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED. IF THIS PROXY IS SIGNED AND NO DIRECTION IS INDICATED WITH RESPECT TO HOW YOU WISH TO VOTE YOUR SHARES, THE PROXIES NAMED THEREIN WILL VOTE SUCH SHARES “FOR” THE RADOFF-JEC NOMINEES AND THE UNOPPOSED COMPANY NOMINEES. IMPORTANTLY, IF YOU MARK MORE THAN SEVEN (7) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares required to be present at the Annual Meeting for it to be properly held under the Bylaws and Delaware law. According to the Company’s proxy statement, the holders of a majority of the voting power of the capital stock of the Company issued and outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and withhold votes are counted as shares present and entitled to vote for purposes of determining a quorum. The Company has further disclosed that if a quorum is not present or represented at the Annual Meeting, then either (i) the chairperson of the meeting or (ii) the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented.

If you are a beneficial owner, your broker will vote your shares pursuant to your instructions, and those shares will count in the determination of a quorum. A broker non-vote occurs when a broker holding shares for a beneficial owner has discretionary authority to vote on “routine” matters brought before a stockholder meeting, but the beneficial owner of the shares fails to provide the broker with specific instructions on how to vote on any “non-routine” matters brought to a vote at the stockholder meeting. Under the rules governing brokers’ discretionary authority, if a stockholder receives proxy materials from or on behalf of both us and the Company, then brokers holding shares in such stockholder’s account will not be permitted to exercise discretionary authority regarding any of the proposals to be voted on at the Annual Meeting, whether “routine” or not. As a result, there would be no broker non-votes by such brokers. In such case, if you do not submit any voting instructions to your broker, then your shares will not be counted in determining the outcome of any of the proposals at the Annual Meeting, nor will your shares be counted for purposes of determining whether a quorum exists. However, if you receive proxy materials only from the Company, then brokers will be entitled to vote your shares on “routine” matters without instructions from you. The only proposal that would be considered “routine” in such event is Proposal No. 2 (ratification of the Company’s independent registered public accounting firm). A broker will not be entitled to vote your shares on any “non-routine” matters, absent instructions from you. We urge you to instruct your broker about how you wish your shares to be voted.

VOTES REQUIRED FOR APPROVAL

Election of Directors – According to the Company’s proxy statement, each director is elected by a plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. You may vote (i) “FOR” for a director nominee or (ii) “WITHHOLD” for a director nominee. “Plurality” means that the seven nominees who receive the largest number of votes cast “For” such nominees are elected as directors. As a result, any shares not voted “For” a particular nominee (whether as a result of a withhold vote or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. It is not possible to vote to abstain on the election of a nominee.

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Ratification of Independent Registered Public Accounting Firm ─ According to the Company’s proxy statement, approval of the ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026 requires the affirmative “For” vote of the majority of the voting power of the shares of the Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. You may vote “For,” “Against” or “Abstain” with respect to this proposal. Abstentions are considered shares present and entitled to vote on this proposal, and thus will have the same effect as a vote “Against” this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Non-binding Advisory Vote to Approve Named Executive Officer Compensation ─ According to the Company’s proxy statement, the non-binding advisory approval of named executive officer compensation requires the affirmative “For” vote of the majority of the voting power of the shares of the Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. You may vote “For,” “Against” or “Abstain” with respect to this proposal. Abstentions are considered shares present and entitled to vote on this proposal, and thus will have the same effect as a vote “Against” this proposal. Broker non-votes will have no effect on the outcome of this proposal. Because this proposal is an advisory vote, the result will not be binding on the Board or the Company.

Ratification of NOL Pill ─ According to the Company’s proxy statement, approval of the ratification of the NOL Pill requires the affirmative “For” vote of the majority of the voting power of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. You may vote “For,” “Against” or “Abstain” with respect to this proposal. Abstentions are considered shares present and entitled to vote on this proposal, and thus will have the same effect as a vote “Against” this proposal. Broker non-votes will have no effect on the outcome of this proposal. To the extent that there is an Acquiring Person at the time of the vote on Proposal No. 4, any vote cast by an Acquiring Person or its affiliates or associates will be excluded from the tabulation.

Under applicable Delaware law, none of the holders of Common Stock is entitled to appraisal rights in connection with any matter to be acted on at the Annual Meeting. If you sign and submit your WHITE universal proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with the Radoff-JEC Group’s recommendations specified therein and in accordance with the discretion of the persons named on the WHITE universal proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

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REVOCATION OF PROXIES

Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a written revocation or a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to the Radoff-JEC Group in care of Saratoga at the address set forth on the back cover of this Proxy Statement or to the Secretary of the Company at the Company’s principal executive offices located at 3800 Bridge Parkway, Suite 102, Redwood City, California 94065, or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to the Radoff-JEC Group in care of Saratoga at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares of Common Stock. Additionally, Saratoga may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Radoff-JEC Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE RADOFF-JEC NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED WHITE UNIVERSAL PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

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SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by the Radoff-JEC Group. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

The Radoff-JEC Group has entered into an agreement with Saratoga for solicitation and advisory services in connection with this solicitation, for which Saratoga will receive a fee not to exceed $[●], together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. The Radoff-JEC Group will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. The Radoff-JEC Group has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. The Radoff-JEC Group will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. In addition, directors, officers, members and certain other employees of the members of the Radoff-JEC Group may solicit proxies as part of their duties in the normal course of their employment without any additional compensation. The Radoff-JEC Nominees may make solicitations of proxies but, except as described herein, will not receive compensation for acting as director nominees. It is anticipated that Saratoga will employ approximately [●] persons to solicit stockholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by the Radoff-JEC Group. Costs of this solicitation of proxies are currently estimated to be approximately $[●] (including, but not limited to, fees for attorneys, solicitors and other advisors, and other costs incidental to the solicitation). The Radoff-JEC Group estimates that through the date hereof its expenses in connection with this solicitation are approximately $[●]. To the extent legally permissible, if the Radoff-JEC Group is successful in its proxy solicitation, the Radoff-JEC Group intends to seek reimbursement from the Company for the expenses it incurs in connection with this solicitation. The Radoff-JEC Group does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

The participants in this solicitation are Mr. Radoff, Radoff Foundation, JEC II, MOS Trust, MOS PTC, Mr. Torok and the Radoff-JEC Nominees.

The principal business address of each of Mr. Radoff and Radoff Foundation is 2727 Kirby Drive, Unit 29L, Houston, Texas 77098. The principal business address of each of JEC II and Mr. Torok is 68 Mazzeo Drive, Randolph, Massachusetts 02368. The principal business address of each of MOS Trust and MOS PTC is 270 W. Pearl, Suite 103, Jackson, Wyoming 83001.

Radoff Foundation is a Texas non-profit corporation. JEC II is a Delaware limited liability company. MOS Trust is a trust formed under the laws of the state of Wyoming. MOS PTC is a Wyoming limited liability company. Each of Messrs. Radoff and Torok is a citizen of the United States of America.

The principal business of Radoff Foundation is serving charitable purposes. The principal occupation of Mr. Radoff is serving as a private investor. Mr. Radoff also serves as a director of Radoff Foundation. The principal business of JEC II is investing in securities. The principal business of MOS Trust is investing in securities. The principal business of MOS PTC is serving as the trustee of MOS Trust. The principal occupation of Mr. Torok is serving as the Manager of JEC II. Mr. Torok also serves as a Manager of MOS PTC.

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As of the date hereof, Radoff Foundation directly beneficially owns 500,000 shares of Common Stock. As of the date hereof, Mr. Radoff directly beneficially owns 2,110,232 shares of Common Stock. Mr. Radoff, as a director of Radoff Foundation, may be deemed to beneficially own the 500,000 shares of Common Stock directly beneficially owned by Radoff Foundation, which, together with the 2,110,232 shares of Common Stock he directly beneficially owns, constitutes an aggregate of 2,610,232 shares of Common Stock beneficially owned by Mr. Radoff.

As of the date hereof, JEC II directly beneficially owns 1,167,296 shares of Common Stock. As of the date hereof, MOS Trust directly beneficially owns 215,000 shares of Common Stock. MOS PTC, as the trustee of MOS Trust, may be deemed to beneficially own the 215,000 shares of Common Stock directly beneficially owned by MOS Trust. As of the date hereof, Mr. Torok directly beneficially owns 285,000 shares of Common Stock. Mr. Torok, as the Manager of JEC II and a Manager of MOS PTC, may be deemed to beneficially own the 1,382,296 shares of Common Stock directly beneficially owned in the aggregate by JEC II and MOS Trust, which, together with the 285,000 shares of Common Stock he directly beneficially owns, constitutes an aggregate of 1,667,296 shares of Common Stock beneficially owned by Mr. Torok.

Each Participant may be deemed to be a member of a “group” with the other Participants for the purposes of Section 13(d)(3) of the Exchange Act, and such group may be deemed to beneficially own the 4,277,528 shares of Common Stock beneficially owned in the aggregate by all of the Participants. Each Participant disclaims beneficial ownership of the shares of Common Stock that he or it does not directly own. For information regarding transactions in securities of the Company during the past two years by the Participants, please see Schedule I attached hereto. The shares of Common Stock purchased by Radoff Foundation, JEC II and MOS Trust were purchased with working capital. The shares of Common Stock purchased by Messrs. Radoff and Torok were purchased with personal funds. The shares of Common Stock held by Mr. Radoff, JEC II, MOS Trust and Mr. Torok are held in the ordinary course of business with other investment securities held by such persons in co-mingled margin accounts with a prime broker, which prime broker may, from time to time, extend margin credit to such persons subject to applicable federal margin regulations, stock exchange rules and credit policies. Because other securities are held in the margin accounts, it is not possible to determine the amounts, if any, of margin used to purchase the shares of Common Stock owned by such persons.

Except as otherwise set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his or its associates or immediate family members was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no Participant holds any positions or offices with the Company; (xiii) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer; and (xiv) no companies or organizations, with which any of the Participants has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. There are no material proceedings to which any Participant or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

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OTHER MATTERS AND ADDITIONAL INFORMATION

The Radoff-JEC Group is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which the Radoff-JEC Group is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed WHITE universal proxy card will vote on such matters in their discretion.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of the document to you if you write to our proxy solicitor, Saratoga, at the address set forth on the back cover of this Proxy Statement, or call toll free at (888) 368-0379. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address and phone number.

The information concerning the Company and the proposals in the Company’s proxy statement contained in this Proxy Statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements. All information relating to any person other than the Participants is given only to the knowledge of the Radoff-JEC Group.

This Proxy Statement is dated [●], 2026. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to stockholders shall not create any implication to the contrary.

STOCKHOLDER PROPOSALS

According to the Company’s proxy statement, stockholders may present proper proposals for inclusion in the Company’s proxy statement and for consideration at next year’s annual meeting of stockholders by submitting their proposals in writing to the Company’s President and Chief Financial Officer in a timely manner. For a stockholder proposal to be considered for inclusion in the Company’s proxy statement for the 2027 Annual Meeting, the Company’s President and Chief Financial Officer must receive the written proposal at the Company’s principal executive office not later than [●], 2027. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Exchange Act, regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

33

Seer, Inc.

Attention: President and Chief Financial Officer

3800 Bridge Parkway, Suite 102

Redwood City, California 94065

The Bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in the Company’s proxy statement. The Bylaws provide that the only business that may be conducted at an annual meeting is business that is (i) specified in the Company’s proxy materials with respect to such meeting, (ii) otherwise properly brought before the annual meeting by or at the direction of the Board, or (iii) properly brought before the annual meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to the Company’s President and Chief Financial Officer, which notice must contain the information specified in the Bylaws. To be timely for the 2027 Annual Meeting, the Company’s President and Chief Financial Officer must receive the written notice at the Company’s principal executive office:

• not earlier than 8:00 a.m., Pacific Time, on [●], 2027; and

• not later than 5:00 p.m., Pacific Time, on [●], 2027.

In the event that the Company holds the 2027 Annual Meeting more than 25 days from the one-year anniversary of the date of the Annual Meeting, then notice of a stockholder proposal that is not intended to be included in the Company’s proxy statement must be received no earlier than 5:00 p.m., Pacific Time on the 120th day before such annual meeting and no later than 5:00 p.m., Pacific Time on the later of the following two dates:

• the 90th day prior to such annual meeting; or

• the 10th day following the day on which public announcement of the date of such annual meeting is first made.

If a stockholder who has notified the Company of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, the Company is not required to present the proposal for a vote at such annual meeting.

In addition, the Bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by the Bylaws. In addition, the stockholder must give timely notice to the Company’s President and Chief Financial Officer in accordance with the Bylaws, which, in general, require that the notice be received by the Company’s President and Chief Financial Officer within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.

In addition to satisfying the requirements of the Bylaws, including the earlier notice deadlines set forth above and therein, to comply with universal proxy rules, stockholders who intend to solicit proxies in support of director nominees (other than the Company’s nominees) must also provide notice that sets forth the information required by Rule 14a-19 of the Exchange Act, no later than [●], 2027.

34

Stockholders who, among other things, hold continuously (i) at least $2,000 in market value of the outstanding shares of the Common Stock for at least three years prior to the date of the submission of the recommendation or nomination, (ii) at least $15,000 in market value of the outstanding shares of Common Stock for at least two years prior to the date of the submission of the recommendation or nomination, or (iii) at least $25,000 in market value of the outstanding shares of Common Stock for at least one year prior to the date of the submission of the recommendation or nomination may propose director candidates for consideration by the Company’s corporate governance and nominating committee. Any such recommendations should include the nominee’s name and qualifications for membership on the Board and should be directed to the Company’s President and Chief Financial Officer at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see the section titled “Board of Directors and Corporate Governance—Stockholder Recommendations for Nominations to the Board of Directors” of the Company’s proxy statement.

The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the 2027 Annual Meeting is based on information contained in the Company’s proxy statement and the Bylaws. The incorporation of this information in this Proxy Statement should not be construed as an admission by the Radoff-JEC Group that such procedures are legal, valid or binding.

CERTAIN ADDITIONAL INFORMATION

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING BASED ON OUR RELIANCE ON RULE 14A-5(C) UNDER THE EXCHANGE ACT. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND DIRECTOR COMPENSATION, INFORMATION CONCERNING THE COMMITTEES OF THE BOARD AND OTHER INFORMATION CONCERNING THE BOARD, INFORMATION CONCERNING CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, INFORMATION ABOUT THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHER IMPORTANT INFORMATION. STOCKHOLDERS ARE DIRECTED TO REFER TO THE COMPANY’S PROXY STATEMENT FOR THE FOREGOING INFORMATION, INCLUDING INFORMATION REQUIRED BY ITEM 7 OF SCHEDULE 14A WITH REGARD TO THE COMPANY’S NOMINEES. STOCKHOLDERS CAN ACCESS THE COMPANY’S PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS DISCLOSING THIS INFORMATION, WITHOUT COST, ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements.

35

Your vote is important. No matter how many or how few shares of Common Stock you own, please vote to elect the Radoff-JEC Nominees by marking, signing, dating and mailing the enclosed WHITE universal proxy card promptly.

Bradley L. Radoff and Michael Torok

[●], 2026

36

SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY
DURING THE PAST TWO YEARS

Nature of Transaction	Securities Acquired/(Disposed)	Date of Transaction

BRADLEY L. RADOFF

Purchase of Common Stock	50,000	05/23/2024
Purchase of Common Stock	50,000	05/31/2024
Purchase of Common Stock	50,000	06/03/2024
Purchase of Common Stock	50,000	06/04/2024
Purchase of Common Stock	20,000	06/17/2024
Sale of Common Stock	(40,000)	06/17/2024
Purchase of Common Stock	30,000	06/18/2024
Sale of Common Stock	(60,000)	06/18/2024
Sale of Common Stock	(30,000)	06/20/2024
Purchase of Common Stock	30,000	06/21/2024
Sale of Common Stock	(60,000)	06/21/2024
Purchase of Common Stock	25,000	06/24/2024
Sale of Common Stock	(50,000)	06/24/2024
Sale of Common Stock	(25,000)	06/25/2024
Purchase of Common Stock	25,000	06/26/2024
Sale of Common Stock	(50,000)	06/26/2024
Sale of Common Stock	(84,000)	08/05/2024
Purchase of Common Stock	81,000	08/06/2024
Sale of Common Stock	(162,000)	08/06/2024
Purchase of Common Stock	100,000	09/18/2024
Purchase of Common Stock	200,000	09/27/2024
Purchase of Common Stock	50,000	10/01/2024
Purchase of Common Stock	70,000	10/03/2024
Purchase of Common Stock	100,000	10/04/2024
Purchase of Common Stock	50,000	10/07/2024
Purchase of Common Stock	50,000	10/08/2024
Purchase of Common Stock	20,000	10/16/2024
Purchase of Common Stock	25,000	10/17/2024
Purchase of Common Stock	3,603	10/18/2024
Purchase of Common Stock	36,397	10/21/2024
Purchase of Common Stock	20,000	10/28/2024
Purchase of Common Stock	20,000	10/29/2024
Purchase of Common Stock	30,000	10/30/2024
Purchase of Common Stock	50,000	11/04/2024
Purchase of Common Stock	85,000	11/07/2024
Purchase of Common Stock	75,000	11/15/2024
Purchase of Common Stock	55,000	11/18/2024
Purchase of Common Stock	40,000	11/19/2024
Purchase of Common Stock	40,000	11/22/2024
Purchase of Common Stock	10,000	11/25/2024
Purchase of Common Stock	20,000	11/26/2024
Purchase of Common Stock	10,000	12/02/2024
Purchase of Common Stock	10,000	12/03/2024
Purchase of Common Stock	10,000	12/04/2024
Purchase of Common Stock	40,000	12/06/2024
Purchase of Common Stock	10,000	12/09/2024
Purchase of Common Stock	20,000	12/10/2024
Purchase of Common Stock	40,000	12/11/2024
Purchase of Common Stock	30,000	12/12/2024
Purchase of Common Stock	40,000	12/13/2024
Purchase of Common Stock	40,000	12/17/2024
Purchase of Common Stock	60,000	12/18/2024
Purchase of Common Stock	20,000	12/19/2024
Purchase of Common Stock	20,000	12/20/2024
Purchase of Common Stock	30,000	12/23/2024
Purchase of Common Stock	20,000	12/24/2024
Purchase of Common Stock	40,000	12/26/2024
Purchase of Common Stock	41,614	12/27/2024
Purchase of Common Stock	38,386	12/30/2024
Purchase of Common Stock	30,000	12/31/2024
Purchase of Common Stock	20,000	01/06/2025
Purchase of Common Stock	40,000	01/08/2025
Purchase of Common Stock	52,913	01/10/2025
Purchase of Common Stock	20,000	01/13/2025
Purchase of Common Stock	20,000	01/16/2025
Purchase of Common Stock	17,087	01/17/2025
Purchase of Common Stock	20,000	01/23/2025
Purchase of Common Stock	40,000	01/24/2025
Purchase of Common Stock	10,000	01/27/2025
Purchase of Common Stock	10,000	01/28/2025
Purchase of Common Stock	10,000	01/29/2025
Purchase of Common Stock	10,000	01/30/2025
Purchase of Common Stock	10,000	01/31/2025
Purchase of Common Stock	40,000	02/03/2025
Purchase of Common Stock	40,000	02/04/2025
Purchase of Common Stock	20,000	02/06/2025
Purchase of Common Stock	50,000	02/07/2025
Purchase of Common Stock	54,400	02/10/2025
Purchase of Common Stock	76,000	02/11/2025
Purchase of Common Stock	109,600	02/12/2025
Purchase of Common Stock	30,000	02/13/2025
Purchase of Common Stock*	30,000	02/14/2025
Purchase of Common Stock	10,000	02/18/2025
Purchase of Common Stock	20,000	02/19/2025
Purchase of Common Stock	110,000	02/20/2025
Purchase of Common Stock	60,000	02/21/2025
Purchase of Common Stock	50,000	02/24/2025
Purchase of Common Stock	75,000	02/25/2025
Purchase of Common Stock	35,000	02/26/2025
Purchase of Common Stock	31,000	02/27/2025
Purchase of Common Stock	98,837	02/28/2025
Purchase of Common Stock	93,179	03/03/2025
Purchase of Common Stock	156,984	03/04/2025
Purchase of Common Stock	60,000	03/05/2025
Purchase of Common Stock	50,000	03/06/2025
Purchase of Common Stock	20,000	03/07/2025
Purchase of Common Stock	20,000	03/10/2025
Purchase of Common Stock	15,000	03/11/2025
Purchase of Common Stock	10,000	03/12/2025
Purchase of Common Stock	10,000	03/14/2025
Purchase of Common Stock	5,000	03/18/2025
Purchase of Common Stock	20,000	03/20/2025
Purchase of Common Stock	10,000	03/21/2025
Purchase of Common Stock	20,000	03/25/2025
Purchase of Common Stock	115,900	03/26/2025
Purchase of Common Stock	10,000	03/27/2025
Purchase of Common Stock	34,100	03/28/2025
Purchase of Common Stock	35,000	03/31/2025
Purchase of Common Stock	65,000	04/01/2025
Purchase of Common Stock	5,000	04/02/2025
Purchase of Common Stock	80,000	04/03/2025
Purchase of Common Stock	65,000	04/04/2025
Purchase of Common Stock	20,000	04/07/2025
Purchase of Common Stock	20,000	04/08/2025
Purchase of Common Stock	70,000	04/09/2025
Purchase of Common Stock	15,000	04/11/2025
Sale of Common Stock	(10,000)	04/15/2025
Sale of Common Stock	(1,645)	04/17/2025
Sale of Common Stock	(3,355)	04/21/2025
Sale of Common Stock	(10,000)	04/22/2025
Purchase of Common Stock	1,000	04/23/2025
Sale of Common Stock	(6,000)	04/23/2025
Sale of Common Stock	(78,994)	04/24/2025
Purchase of Common Stock	3,994	04/25/2025
Sale of Common Stock	(30,805)	04/25/2025
Purchase of Common Stock	1,400	04/28/2025
Sale of Common Stock	(15,595)	04/28/2025
Purchase of Common Stock	1,800	04/29/2025
Sale of Common Stock	(46,800)	04/29/2025
Purchase of Common Stock	15,600	05/01/2025
Sale of Common Stock	(55,147)	05/01/2025
Purchase of Common Stock	23,700	05/02/2025
Sale of Common Stock	(87,853)	05/02/2025
Purchase of Common Stock	28,700	05/05/2025
Purchase of Common Stock	15,000	05/06/2025
Purchase of Common Stock	5,000	05/07/2025
Purchase of Common Stock	5,000	05/09/2025
Sale of Common Stock	(17,000)	05/14/2025
Purchase of Common Stock	32,000	05/15/2025
Purchase of Common Stock	20,000	05/16/2025
Purchase of Common Stock	2,619	05/19/2025
Purchase of Common Stock	52,381	05/20/2025
Purchase of Common Stock	70,000	05/21/2025
Purchase of Common Stock	22,600	05/22/2025
Purchase of Common Stock	10,000	05/23/2025
Purchase of Common Stock	137,400	05/27/2025
Purchase of Common Stock	4,430,000	05/29/2025
Sale of Common Stock	(6,645,000)	05/29/2025
Purchase of Common Stock	10,000	06/02/2025
Sale of Common Stock	(25,000)	06/02/2025
Sale of Common Stock	(15,000)	06/03/2025
Sale of Common Stock	(15,000)	06/04/2025
Sale of Common Stock	(15,000)	06/05/2025
Sale of Common Stock	(80,000)	06/09/2025
Sale of Common Stock	(50,000)	06/10/2025
Sale of Common Stock	(50,000)	06/11/2025
Sale of Common Stock	(45,000)	06/12/2025
Sale of Common Stock	(25,000)	06/13/2025
Sale of Common Stock	(61,000)	06/16/2025
Sale of Common Stock	(40,000)	06/17/2025
Sale of Common Stock	(70,000)	06/18/2025
Sale of Common Stock	(400)	06/20/2025
Sale of Common Stock	(12,000)	06/23/2025
Sale of Common Stock	(52,829)	06/24/2025
Sale of Common Stock	(19,000)	06/25/2025
Purchase of Common Stock	796	06/26/2025
Sale of Common Stock	(70,000)	06/26/2025
Purchase of Common Stock	17,847	06/27/2025
Purchase of Common Stock	1,008	06/30/2025
Purchase of Common Stock	35,234	07/01/2025
Purchase of Common Stock	18,527	07/02/2025
Purchase of Common Stock	8,000	07/08/2025
Purchase of Common Stock	10,000	07/09/2025
Purchase of Common Stock	14,263	07/10/2025
Purchase of Common Stock	100,000	07/14/2025
Purchase of Common Stock	10,000	07/17/2025
Purchase of Common Stock	30,000	07/18/2025
Purchase of Common Stock	10,000	07/23/2025
Purchase of Common Stock	10,000	07/24/2025
Purchase of Common Stock	1,000	07/29/2025
Purchase of Common Stock	18,554	08/06/2025
Sale of Common Stock	(25,000)	08/14/2025
Sale of Common Stock	(25,000)	08/15/2025
Purchase of Common Stock	44,625	08/19/2025
Sale of Common Stock	(1,000,000)	09/04/2025
Purchase of Common Stock	375	09/11/2025
Sale of Common Stock*	(30,000)	11/18/2025
Purchase of Common Stock	100,000	12/15/2025
Purchase of Common Stock	40,000	12/16/2025
Purchase of Common Stock	50,000	12/17/2025
Purchase of Common Stock	50,000	12/22/2025
Purchase of Common Stock	20,000	12/26/2025
Purchase of Common Stock	30,000	01/02/2026
Purchase of Common Stock	30,000	02/02/2026
Purchase of Common Stock	30,000	02/03/2026
Purchase of Common Stock	126,472	02/04/2026
Purchase of Common Stock	50,000	02/05/2026
Purchase of Common Stock	120,000	02/09/2026
Purchase of Common Stock	95,513	02/10/2026
Purchase of Common Stock	28,015	02/11/2026
Purchase of Common Stock	47,111	02/17/2026
Purchase of Common Stock	250,000	02/18/2026
Purchase of Common Stock	102,889	02/19/2026
Purchase of Common Stock	500,000	02/20/2026
Purchase of Common Stock	10,232	02/26/2026

37

THE RADOFF FAMILY FOUNDATION

Purchase of Common Stock	40,000	10/10/2024
Purchase of Common Stock	20,000	11/05/2024
Purchase of Common Stock	30,000	11/06/2024
Purchase of Common Stock	35,000	11/11/2024
Purchase of Common Stock	10,000	11/12/2024
Purchase of Common Stock	10,000	11/13/2024
Purchase of Common Stock	5,000	11/15/2024
Purchase of Common Stock	10,000	11/18/2024
Purchase of Common Stock	10,000	11/19/2024
Purchase of Common Stock	10,000	11/22/2024
Purchase of Common Stock	10,000	11/25/2024
Purchase of Common Stock	10,000	11/26/2024
Purchase of Common Stock	10,000	12/02/2024
Purchase of Common Stock	20,000	12/04/2024
Purchase of Common Stock	20,000	12/05/2024
Purchase of Common Stock	10,000	12/09/2024
Purchase of Common Stock	10,000	12/10/2024
Purchase of Common Stock	20,000	12/11/2024
Purchase of Common Stock	20,000	12/12/2024
Purchase of Common Stock	20,000	12/17/2024
Purchase of Common Stock	10,000	12/19/2024
Purchase of Common Stock	10,000	12/23/2024
Purchase of Common Stock	10,000	12/26/2024
Purchase of Common Stock	20,000	12/31/2024
Purchase of Common Stock	10,000	01/08/2025
Purchase of Common Stock	60,000	01/14/2025
Purchase of Common Stock	15,000	01/24/2025
Purchase of Common Stock	5,000	01/27/2025
Purchase of Common Stock	20,000	01/29/2025
Purchase of Common Stock	10,000	02/04/2025
Purchase of Common Stock	10,000	02/06/2025
Purchase of Common Stock	20,000	02/10/2025
Purchase of Common Stock	20,000	02/12/2025
Purchase of Common Stock	10,000	02/14/2025
Purchase of Common Stock	10,000	02/18/2025
Purchase of Common Stock	10,000	02/19/2025
Purchase of Common Stock	10,000	03/05/2025
Purchase of Common Stock	10,000	03/06/2025
Purchase of Common Stock	10,000	03/07/2025
Purchase of Common Stock	10,000	03/12/2025
Purchase of Common Stock	10,000	03/25/2025
Purchase of Common Stock	10,000	03/26/2025
Purchase of Common Stock	10,000	05/06/2025
Purchase of Common Stock	5,000	05/07/2025
Purchase of Common Stock	5,000	05/08/2025
Purchase of Common Stock	40,000	05/16/2025
Purchase of Common Stock	10,000	05/19/2025
Purchase of Common Stock	25,000	05/21/2025
Purchase of Common Stock	185,000	05/27/2025
Purchase of Common Stock	10,000	05/28/2025
Purchase of Common Stock	1,630,000	05/29/2025
Sale of Common Stock	(2,400,000)	05/29/2025
Purchase of Common Stock	30,000	05/30/2025
Purchase of Common Stock	30,000	07/15/2025
Purchase of Common Stock	4,779	07/16/2025
Purchase of Common Stock	20,000	07/21/2025
Purchase of Common Stock	20,000	08/06/2025
Purchase of Common Stock	15,221	09/04/2025
Purchase of Common Stock	14,962	09/08/2025
Purchase of Common Stock	5,038	09/11/2025
Purchase of Common Stock	25,000	09/17/2025
Purchase of Common Stock	9,400	12/18/2025
Purchase of Common Stock	30,000	12/19/2025
Purchase of Common Stock	15,000	12/30/2025
Purchase of Common Stock	20,600	01/08/2026
Purchase of Common Stock	9,156	01/09/2026
Purchase of Common Stock	20,844	01/16/2026
Purchase of Common Stock	10,000	02/04/2026
Purchase of Common Stock	10,000	02/05/2026
Purchase of Common Stock	20,000	02/06/2026
Purchase of Common Stock	30,000	02/11/2026

38

JEC II ASSOCIATES, LLC

Sale of Common Stock	(20,881)	07/16/2024
Sale of Common Stock	(37,424)	07/17/2024
Sale of Common Stock	(28,052)	07/22/2024
Sale of Common Stock	(363,643)	07/23/2024
Sale of Common Stock	(103,500)	07/25/2024
Sale of Common Stock	(33,630)	07/26/2024
Sale of Common Stock	(1,710)	07/29/2024
Sale of Common Stock	(55,011)	07/31/2024
Purchase of Common Stock	108,016	08/27/2024
Purchase of Common Stock	85,835	09/04/2024
Sale of Common Stock	(250,000)	05/14/2025
Sale of Common Stock	(200,000)	05/20/2025
Sale of Common Stock	(50,000)	05/21/2025
Purchase of Common Stock	547,779	02/11/2026
Purchase of Common Stock	207,599	02/12/2026
Purchase of Common Stock	69,152	02/13/2026
Purchase of Common Stock	225,470	02/17/2026

39

THE MOS TRUST

Purchase of Common Stock	100,000	08/27/2024
Purchase of Common Stock	58,364	11/15/2024
Purchase of Common Stock	20,688	12/14/2024
Purchase of Common Stock	37,676	12/15/2024
Purchase of Common Stock	15,000	12/18/2024
Purchase of Common Stock	15,000	01/16/2025
Purchase of Common Stock	41,366	11/14/2025
Sale of Common Stock	(141,366)	11/14/2025
Sale of Common Stock	(37,676)	11/24/2025
Sale of Common Stock	(35,688)	11/25/2025
Purchase of Common Stock	41,636	12/24/2025
Purchase of Common Stock	100,000	02/11/2026

40

MICHAEL TOROK

Sale of Common Stock	(150,000)	07/12/2024
Purchase of Common Stock	50,000	08/27/2024
Purchase of Common Stock	58,705	11/13/2024
Purchase of Common Stock	66,295	11/14/2024
Purchase of Common Stock	25,000	11/15/2024
Purchase of Common Stock	85,000	11/20/2024
Purchase of Common Stock	8,090	02/13/2025
Purchase of Common Stock	41,910	02/14/2025
Purchase of Common Stock	34,554	02/19/2025
Purchase of Common Stock	15,446	02/20/2025
Sale of Common Stock	(7,006)	11/10/2025
Sale of Common Stock	(47,859)	11/11/2025
Sale of Common Stock	(45,135)	11/12/2025

_________________

* Transaction on behalf of a certain donor advised charitable account of which Mr. Radoff serves as an advisor.

41

SCHEDULE II

The following table is reprinted from the Company’s preliminary proxy statement filed with the Securities and Exchange Commission on May 18, 2026.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Class A common stock as of May 11, 2026 for:

•	each of our directors;
•	each of our named executive officers;
•	all of our directors and executive officers as a group; and
•	each person or group known by us to be the beneficial owner of more than 5% of our Class A common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Securities Act.

We have based our calculation of the percentage of beneficial ownership on 54,981,551 shares of our Class A common stock outstanding as of May 11, 2026. We have deemed shares of our Class A common stock subject to stock options that are currently exercisable or exercisable within 60 days of May 11, 2026 to be outstanding and to be beneficially owned by the person holding the stock option for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Seer, Inc. 3800 Bridge Parkway, Suite 102, Redwood City, California 94065.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percentage
Directors and Named Executive Officers:
Omid Farokhzad, M.D.(1)	6,918,732	12.0%
David Horn(2)	1,428,455	2.6%
Meeta Gulyani(3)	218,937	*
Robert Langer, Sc.D.(4)	1,260,587	2.3%
Terrance McGuire(5)	694,950	1.3%
Dipchand (Deep) Nishar(6)	173,300	*
Isaac Ro(7)	—	*
Nicolas Roelofs, Ph.D.(8)	92,312	*
All executive officers and directors as a group (8 persons)(9)	10,787,273	18.1%
Greater than 5% Stockholders:
SoftBank SB Global Advisers Limited(10)	5,135,383	9.3%
aMoon Growth Fund Limited Partnership(11)	4,923,196	9.0%
Bradley L. Radoff and related entities and individuals(12)	4,277,528	7.8%

__________________________________________________

* Represents beneficial ownership of less than 1%.

42

(1)	Includes (i) 2,286,586 shares of Class A common stock held of record by Dr. Farokhzad; (ii) 2,117,138 shares of Class A common stock held of record by SAF-BND Trust for which Dr. Farokhzad’s spouse serves as trustee; (iii) 2,413,207 shares of Class A common stock subject to options exercisable within 60 days of May 11, 2026 and (iv) 101,801 shares of Class A common stock issuable upon settlement of RSUs within 60 days of May 11, 2026. Dr. Farokhzad disclaims beneficial ownership of the shares held by the SAF-BND Trust.
(2)	Includes (i) 322,244 shares of Class A common stock held of record by Mr. Horn; (ii) 1,086,583 shares of Class A common stock subject to options exercisable within 60 days of May 11, 2026 and (iii) 19,628 shares of Class A common stock issuable upon settlement of RSUs within 60 days of May 11, 2026.
(3)	Includes (i) 87,043 shares of Class A common stock held of record by Ms. Gulyani; (ii) 111,394 shares of Class A common stock subject to options exercisable within 60 days of May 11, 2026 and (iii) 20,500 shares of Class A common stock issuable upon settlement of RSUs within 60 days of May 11, 2026.
(4)	Includes (i) 784,025 shares of Class A common stock held of record by Dr. Langer; (ii) 456,062 shares of Class A common stock subject to options exercisable within 60 days of May 11, 2026 and (iii) 20,500 shares of Class A common stock issuable upon settlement of RSUs within 60 days of May 11, 2026.
(5)	Includes (i) 91,566 shares of Class A common stock held of record by Mr. McGuire; (ii) 215,070 shares of Class A common stock held of record by Strong Bridge, LLC for which Mr. McGuire serves as an operating manager; (iii) 78,947 shares of Class A common stock held of record by Polaris Founders Capital Fund I, L.P. for which Mr. McGuire serves as general partner of the managing member; (iv) 288,867 shares of Class A common stock subject to options exercisable within 60 days of May 11, 2026 and (v) 20,500 shares of Class A common stock issuable upon settlement of RSUs within 60 days of May 11, 2026.
(6)	Includes (i) 27,925 shares of Class A common stock held of record by Mr. Nishar; (ii) 124,875 shares of Class A common stock subject to options exercisable within 60 days of May 11, 2026 and (iii) 20,500 shares of Class A common stock issuable upon settlement of RSUs within 60 days of May 11, 2026.
(7)	Mr. Ro joined our board of directors in September 2025.
(8)	Includes (i) 26,656 shares of Class A common stock held of record by Dr. Roelofs; (ii) 48,573 shares of Class A common stock subject to options exercisable within 60 days of May 11, 2026 and (iii) 20,500 shares of Class A common stock issuable upon settlement of RSUs within 60 days of May 11, 2026.
(9)	Includes (i) 6,037,200 shares of Class A common stock beneficially owned by our executive officers and directors; (ii) 4,529,561 shares of Class A common stock subject to options exercisable within 60 days of May 11, 2026 and (iii) 220,512 500 shares of Class A common stock issuable upon settlement of RSUs within 60 days of May 11, 2026.
43

(10)	Based on the information reported by SB Global Advisers Limited (SB Advisors) on a Schedule 13G/A filed with the SEC on February 13, 2024. SB Advisors has shared voting and dispositive power with respect to 5,135,383 shares of Class A common stock. SVF II Armadillo (DE) LLC is the record holder of the shares of Class A common stock reported herein. SoftBank Vision Fund II-2 L.P. is the sole limited partner of SVF II Aggregator (Jersey) L.P., which is the sole member of SVF II Holdings (DE) LLC, which is the sole member of SVF II Armadillo (DE) LLC. SoftBank, which is a publicly traded company listed on the Tokyo Stock Exchange, is the sole shareholder of SB Global Advisers Limited (SBGA), which has been appointed as manager and is responsible for making final decisions related to the acquisition, structuring, financing and disposal of SoftBank Vision Fund II-2 L.P.’s investments. As a result of these relationships, each of these entities may be deemed to share beneficial ownership of the securities reported herein. On December 8, 2023, SVF II Oyster (DE) LLC transferred its securities to SVF II Armadillo (DE) LLC, and as a result, ceased to be the beneficial owner of any shares of Class A Common Stock. The address for SoftBank is 1-7-1 Kaigan, Minato-ku, Tokyo, 105-7537, Japan. The address for SBGA is 69 Grosvenor Street, London W1K 3JP, United Kingdom. The address for each of SoftBank Vision Fund II-2 L.P. and SVF II Aggregator (Jersey) L.P. is Crestbridge Limited. The address for each of the other reporting entities is 251 Little Falls Drive, Wilmington, Delaware 19808.
(11)	Based on the information reported by aMoon Growth Fund Limited Partnership (aMoon) on a Schedule 13G/A filed with the SEC on January 8, 2025, aMoon holds shared voting and dispositive power with respect to 4,923,196 shares of Class A common stock. aMoon Co-Investment SPV I, L.P. (aMoon Co-Investment) holds shared voting and dispositive power with respect to 810,961 shares of Class A common stock. aMoon Growth Fund G.P. Limited Partnership (aMoon G.P.) is the sole General Partner of aMoon and aMoon Co-Investment and aMoon General Partner Ltd. (aMoon Ltd.) is the sole General Partner of aMoon G.P. Dr. Yair C. Schindel is the sole shareholder of aMoon Ltd. By virtue of such relationships, aMoon G.P., aMoon Ltd. and Dr. Schindel may be deemed to have shared voting and investment power with respect to the capital stock held by aMoon and aMoon Co-Investment. Dr. Schindel disclaims beneficial ownership of the shares of Class A common stock of the held by aMoon, aMoon Co-Investment, aMoon G.P. and aMoon Ltd., except to the extent of his pecuniary interest therein, if any. The address for these entities is 34 Yerushalaim Road, Beit Gamla, 6th Floor, Ra’anana, 4350110, Israel.
(12)	Based on the information reported on a Schedule 13D/A filed by Bradley L. Radoff with the SEC on April 13, 2026, Mr. Radoff holds sole voting and dispositive power with respect to 2,610,232 shares of common stock held directly by Mr. Radoff and shared voting power with respect to 500,000 shares of common stock held by the Radoff Family Foundation for which Mr. Radoff serves as a director. Michael Torok holds sole voting and dispositive power with respect to 285,000 shares of common stock held directly by Mr. Torok and shared voting and dispositive power with respect to 1,382,296 shares of common stock of which 1,167,296 shares are held by JEC II Associates, LLC for which Mr. Torok serves as Manager (JEC II) and 215,000 shares are held by the MOS Trust for which MOS PTC, LLC (MOS PTC) is trustee. Each reporting person may be deemed to be a member of a “group” with the other reporting persons for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended. The address for Mr. Radoff and the Radoff Family Foundation is 2727 Kirby Drive, Unit 29L, Houston, Texas 77098. The address for JEC II and Mr. Torok is 68 Mazzeo Drive, Randolph, Massachusetts 02368. The address for MOS Trust and MOS PTC is 270 W. Pearl, Suite 103, Jackson, Wyoming 83001. Based on this Schedule 13D/A, there have been no transactions in the Company’s securities by Mr. Radoff and the related entities and individuals since the filing of a Schedule 13D/A by Mr. Radoff with the SEC on March 2, 2026.

44

IMPORTANT

Tell the Board what you think! Your vote is important. No matter how many shares of Common Stock you own, please give the Radoff-JEC Group your proxy FOR the election of the Radoff-JEC Nominees and in accordance with the Radoff-JEC Group’s recommendations on the other proposals on the agenda for the Annual Meeting by:

•	SIGNING, DATING and MAILING the enclosed WHITE universal proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).
•	VOTING BY INTERNET using the unique “control number” and following the instructions that appear on your WHITE universal proxy card.

You may vote your shares in person at the Annual Meeting; however, even if you plan to attend the Annual Meeting, we recommend that you submit your WHITE universal proxy card by mail by the applicable deadline so that your vote will still be counted if you later decide not to attend the Annual Meeting. If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed WHITE universal voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Saratoga as set forth below.

If you have any questions, require assistance in voting your WHITE universal proxy card,

or need additional copies of the Radoff-JEC Group’s proxy materials,

please contact Saratoga at the phone numbers listed below.

Stockholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

45

WHITE UNIVERSAL PROXY CARD

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MAY 21, 2026

SEER, INC.

2026 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF BRADLEY L. RADOFF, MICHAEL TOROK AND THE OTHER PARTICIPANTS IN THEIR SOLICITATION

THE BOARD OF DIRECTORS OF SEER, INC.
IS NOT SOLICITING THIS PROXY

P     R     O     X     Y

The undersigned appoints Bradley L. Radoff, Michael Torok, John Ferguson and Ryan Nebel, and each of them, attorneys and agents with full power of substitution to vote all shares of Class A Common Stock, par value $0.00001 per share (the “Common Stock”), of Seer, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2026 Annual Meeting of Stockholders of the Company scheduled to be held on [●], 2026 at [●] Pacific Time at [●] (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Bradley L. Radoff and Michael Torok (together with the other participants in their solicitation, the “Radoff-JEC Group”) a reasonable time before this solicitation.

THIS PROXY WILL BE VOTED AS DIRECTED. IF THIS PROXY IS SIGNED AND NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” THE THREE (3) RADOFF-JEC NOMINEES AND “FOR” THE FOUR (4) COMPANY NOMINEES UNOPPOSED BY THE RADOFF-JEC GROUP IN PROPOSAL 1, “FOR” PROPOSAL 2, “AGAINST” PROPOSAL 3 AND “AGAINST” PROPOSAL 4.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with the Radoff-JEC Group’s solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

WHITE UNIVERSAL PROXY CARD

[X] Please mark vote as in this example

THE RADOFF-JEC GROUP STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE THREE (3) RADOFF-JEC NOMINEES AND “FOR” THE FOUR (4) COMPANY NOMINEES UNOPPOSED BY THE RADOFF-JEC GROUP, AND NOT TO VOTE “FOR” ANY OF THE REMAINING THREE (3) COMPANY NOMINEES LISTED BELOW IN PROPOSAL 1.

YOU MAY SUBMIT VOTES FOR UP TO SEVEN (7) NOMINEES. IMPORTANTLY, IF YOU MARK MORE THAN SEVEN (7) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID. IF YOU MARK FEWER THAN SEVEN (7) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, THIS PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED.

1.	To elect seven directors, each to serve until the 2027 annual meeting of stockholders and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Although you may mark instructions with respect to any or all of the nominees, you may mark a vote “FOR” only seven nominees in total. If you vote “for” fewer than seven nominees in Proposal 1, your shares will be voted “for” only those nominees that you have so marked. If you vote “for” more than seven nominees in Proposal 1, your vote on Proposal 1 will be in-valid and will not be counted on Proposal 1.

RADOFF-JEC GROUP NOMINEES	FOR	WITHHOLD
1a. Howard H. Berman, Ph.D.	☐	☐
1b. Joshua S. Horowitz	☐	☐
1c. Luis E. Rinaldini	☐	☐

COMPANY NOMINEES UNOPPOSED BY THE RADOFF-JEC GROUP	FOR	WITHHOLD
1d. [ ]	☐	☐
1e. [ ]	☐	☐
1f. [ ]	☐	☐
1g. [ ]	☐	☐

COMPANY NOMINEES OPPOSED BY THE RADOFF-JEC GROUP	FOR	WITHHOLD
1h. [ ]	☐	☐
1i. [ ]	☐	☐
1j. [ ]	☐	☐

WHITE UNIVERSAL PROXY CARD

THE RADOFF-JEC GROUP MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 2.

2.	To ratify the appointment of Deloitte & Touche LLP as Seer’s independent registered public accounting firm for the fiscal year ending December 31, 2026.
☐ FOR	☐ AGAINST	☐ ABSTAIN

THE RADOFF-JEC GROUP RECOMMENDS THAT STOCKHOLDERS VOTE “AGAINST” PROPOSAL 3.

3.	To approve, on a non-binding advisory basis, named executive officer compensation.
☐ FOR	☐ AGAINST	☐ ABSTAIN

THE RADOFF-JEC GROUP RECOMMENDS THAT STOCKHOLDERS VOTE “AGAINST” PROPOSAL 4.

4.	To ratify the Tax Benefit Preservation Plan so that it may remain in effect through February 25, 2029, unless earlier terminated by the Board of Directors.
☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED: ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH THEY ARE SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.